                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


               -----------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                         Date of Report: March 29, 2004
                         ------------------------------
                        (date of earliest event reported)



                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    ------------------------------------------
                (Exact name of Registrant as Specified in Charter)

               Delaware                               333-107510                       23-2811925
               --------                               ----------                       ----------

            (State or Other                           (Commission                   (I.R.S. Employer
    Jurisdiction of Incorporation)                   File Number)                Identification Number)


                                 200 Witmer Road
                           Horsham, Pennsylvania 19044
                          -----------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code: (215) 328-3164
                                                            --------------

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.  Other Events
---------------------

Filing of Structural Term Sheets and Collateral Term Sheets

                  In connection with the proposed offering of the GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-C1 (the "Notes"), Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc., as underwriters (collectively, the "Underwriters"), have prepared certain materials (the "Structural Term Sheets" and the "Collateral Term Sheets") for distribution to potential investors. Although GMAC Commercial Mortgage Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Structural Term Sheets and the Collateral Term Sheets.

                  For purposes of this Form 8-K, "Structural Term Sheets and Collateral Term Sheets" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Structural Term Sheets and Collateral Term Sheets listed as Exhibits 99.1 hereto are filed herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Structural Term Sheet and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GMAC COMMERCIAL MORTGAGE
                                               SECURITIES, INC., Registrant



                                               By:  /s/David Lazarus
                                                   --------------------------
                                                   Name: David Lazarus
                                                   Title: Vice President




Date:    March 30, 2004

EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                     ANNEX C


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       $553,128,000 (APPROXIMATE BALANCE)         MARCH 29, 2004
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-C1



APPROXIMATE SECURITIES STRUCTURE:

                                                EXPECTED
                      APPROXIMATE   EXPECTED    WEIGHTED     EXPECTED
          EXPECTED   FACE/NOTIONAL   CREDIT     AVERAGE       PAYMENT
           RATING       AMOUNT      SUPPORT      LIFE         WINDOW
 CLASS   FITCH / S&P    ($MM)      (% OF UPB)   (YEARS) (A)    (A)
-----------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
-----------------------------------------------------------------------
 A-1       AAA/AAA       75.0        16.375%      3.59      05/04-04/09
 A-2       AAA/AAA       75.0        16.375%      7.65      04/09-09/13
 A-3       AAA/AAA      350.8        16.375%      9.76      09/13-03/14
 B          AA/AA        20.7        13.500%      9.89      03/14-03/14
 C         AA-/AA-        8.1        12.375%      9.89      03/14-03/14
 D           A/A         15.3        10.250%      9.89      03/14-03/14
 E          A-/A-         8.1         9.125%      9.89      03/14-03/14
-----------------------------------------------------------------------


PRIVATELY OFFERED CLASSES (B)
----------------------------------------------------------------
 X-1(c)    AAA/AAA      721.5     N/A
 X-2(c)    AAA/AAA      691.1     N/A
 A-1A(d)   AAA/AAA      102.5     16.375%
 F        BBB+/BBB+      12.6      7.375%
 G         BBB/BBB        8.1      6.250%
 H        BBB-/BBB-      10.8      4.750%
 J         BB+/BB+        4.5      4.125%
 K          BB/BB         4.5      3.500%
 L         BB-/BB-        4.5      2.875%
 M          B+/B+         2.7      2.500%
 N           B/B          2.7      2.125%
 O          B-/B-         2.7      1.750%
 P          NR/NR        12.6        --
            TOTAL
         SECURITIES:   $721.5
----------------------------------------------------------------
(a)      Calculated at 0% CPR, assuming no balloon payment extension.
(b)      Not offered hereby.
(c)      Notional amount of interest only class.
(d)      Group 2 only.


KEY FEATURES:
-------------
Co-Lead Managers:    Morgan Stanley & Co. Incorporated
                     Deutsche Bank Securities Inc.
Co-Managers:         GMAC Commercial Holding Capital Markets
                     Corp.
                     Greenwich Capital Markets, Inc.
Originators:         GMAC Commercial Mortgage Corporation
                     ("GMACCM") (47.9%)
                     German American Capital Corporation
                     ("GACC") (35.9%)
                      Morgan Stanley Mortgage Capital Inc.
                     ("MSMC") (16.2%)
Collateral:          64 Mortgage Loans ($721,482,340)
Master Servicer:     GMACCM
Special Servicer:    Lennar Partners, Inc.
Trustee:             Wells Fargo Bank, N.A.
Pricing:             April 2004
Closing:             April 2004
Cut-Off Date:        April 1st  and 8th, 2004
Distribution Date:   10th of each month, or following business
                     day (commencing May 10, 2004)
Payment Delay:       9 days
ERISA                Eligible: Classes A-1, A-2, A-3, B, C, D and E are expected to be ERISA eligible subject to certain conditions for
                     eligibility.
Structure:           Sequential pay
Day Count:           30/360
Tax Treatment:       REMIC
Rated Final
Distribution Date:   March 2038
Clean up Call:       1.0%
Minimum
Denominations:       Publicly Offered Classes: $25,000 & $1
Delivery:            DTC for publicly offered classes

--------------------------------------------------------------------------------

COLLATERAL FACTS (A)(B):
------------------------
Cut-Off Date Loan Principal Balance:                             $721,482,340
Number of Mortgage Loans / Properties :                                64/218
Average Mortgage Loan Cut-Off Date Balance                        $11,273,162
Weighted Average Current Mortgage Rate:                                5.774%
Weighted Average Loan U/W DSCR:                                         1.42x
Weighted Average Loan Cut-Off Date LTV Ratio:                          71.93%
Weighted Average Remaining Term to Maturity Date (months):              113.1
Weighted Average Remaining Amortization Term (months):                  341.8
Lockout / Defeasance as % of Total:                                    98.21%
Balloon Loans as a % of Total:                                         98.04%
Single Largest Asset as % of Total:                                     6.92%
Five Largest Assets as % of Total:                                     29.27%
Ten Largest Assets as % of Total:                                      47.20%

(a) 3 Mortgage Loans were structured as A Notes with pari-passu companion loans. See Ten Largest Loans herein and the related GMAC Commercial
     Mortgage Securities, Inc. Series 2004-C1 Prospectus and Prospectus
     Supplement. All Loan-to Value ("LTV") and Debt Service Coverage Ratios
     ("DSCR') numbers are based on the combined pari-passu A Notes, unless otherwise noted. 2 Mortgage Loans were structured with corresponding subordinate B Notes. The balances of and debt service on the B Notes are not included in the DSCR or LTV calculations.

(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.


TEN LARGEST ASSETS:

LOAN                                    PROPERTY TYPE             BALANCE         % OF TOTAL  DSCR       LTV
---------------------------------------------------------------------------------------------------------------
Two Gateway Center (a)                  Office                    $49,956,233        6.92     1.31x      70.36%
Fort Washington Executive Center (b)    Office                     48,954,990        6.79     1.44       77.58
AFR / Bank of America Portfolio (c)     Office                     40,000,000        5.54     1.92       47.24
Johnstown Galleria                      Anchored Retail            37,298,226        5.17     1.46       69.98
Tysons Corner Center (d)                Anchored Retail            35,000,000        4.85     1.88       52.31
Countryside Apartments                  Multifamily                34,000,000        4.71     1.36       75.12
Columbus International Aircenter II     Industrial                 32,367,390        4.49     1.32       77.99
BridgeMarket Center                     Anchored Retail            23,350,000        3.24     1.36       77.83
Paradise Park Model Resort              Manufactured Housing       19,980,977        2.77     1.25       79.92
Wyndham Valley Forge                    Hospitality                19,630,275        2.72     1.49       68.88
                                                                 ------------        -----    -----      ------
TOTAL / WTD. AVG.                                                $340,538,094        7.20%    1.49X      68.97%

--------------------------------------------------------------------------------
(a) The subject loan represents a pari passu loan, which together with companion loans not in the trust, comprise a $99.9mm loan.

(b) Comprised of two cross collateralized / cross defaulted loans. Statistics are on a combined basis.

(c) The subject $40.0mm loan represents a pari passu loan, which, together with companion loans not in the trust, comprise the $340mm senior portion of a $440.0mm loan. There is a $100mm subordinate B-note not included in the trust. The balance of and any debt service on the B Note is not included in the DSCR or LTV calculations.

(d) The subject $35.0mm loan represents a pari passu loan, which together with companion loans not in the trust, comprise a $340.0mm loan.



                   NUMBER OF       LOAN POOL CUT-OFF DATE BALANCE
                   MORTGAGED  -----------------------------------------
PROPERTY TYPE      PROPERTIES    ($MM)   % BY UPB   WTD. AVG. UWDSCR(A)
-----------------------------------------------------------------------
Office                 131      $246.2     34.13%        1.44x
Anchored Retail (b)     18       227.4     31.52         1.44
Multifamily             10        87.0     12.06         1.32
Hospitality              4        50.9      7.06         1.58
Industrial               3        38.5      5.33         1.33
Manufactured             3        35.5      4.91         1.30
Housing
Unanchored Retail        6        20.1      2.79         1.34
Parking Garage           2         6.2      0.86         1.43
Mixed Use               38         5.5      0.76         1.59
Self Storage             3         4.2      0.58         1.52
                       ---      ------    -------        -----
TOTAL / WTD. AVG.      218      $721.5    100.00%        1.42X

--------------------------------------------------------------------------------
(a) The calculation of weighted average UWDSCR does not include any B-Note associated with the Mortgage Loan.
(b) Includes 1 CTL loan which accounts for approximately 1.96% of the total pool.


PROPERTY LOCATION:

                              NUMBER OF       LOAN POOL CUT-OFF DATE BALANCE
                              MORTGAGED  ---------------------------------------
GEOGRAPHIC DISTRIBUTION       PROPERTIES ($MM)   % BY UPB   WTD. AVG. UWDSCR(A)
--------------------------------------------------------------------------------
Pennsylvania                      6     $112.8      15.63%        1.45x
New Jersey                        6       87.1      12.07         1.35
California                       56       85.4      11.84         1.34
   Southern                      38       64.3       8.92         1.29
   Northern                      18       21.1       2.92         1.48
Virginia                         12       65.5       9.07         1.65
Ohio                              4       60.7       8.41         1.31
New York                          3       40.5       5.62         1.44
Maryland                          4       36.2       5.02         1.36
Other (b)                       127      233.3      32.24         1.44
                                ---     ------    -------         -----
TOTAL / WTD. AVG                218     $721.5    100.00%         1.42X
--------------------------------------------------------------------------------
(a)  The calculation of weighted average UWDSCR does not include any B-Note associated with the Mortgage Loan.
(b)  Includes 22 states.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you and by any other information filed with the SEC. The Lead Managers and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.
This material is furnished to you by the Lead Managers and Co-Managers and not by the issuer of the securities. Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the Lead Managers. GMAC Commercial Holding Capital Markets Corp. and Greenwich Capital Markets, Inc. are acting as the Co-Managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates, other than GMAC Commercial Holding Capital Corp., has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
--------------------------------------------------------------------------------

COLLATERAL FACTS (A)                                      LOAN GROUP 1 (B)           LOAN GROUP 2 (C)            AGGREGATE POOL
------------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Loan Principal Balance:                          $618,962,345               $102,519,996            $721,482,340
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans / Properties :                             52/206                      12/12                  64/218
------------------------------------------------------------------------------------------------------------------------------------
Average Mortgage Loan Cut-Off Date Balance:                    $11,903,122                 $8,543,333             $11,273,162
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Current Mortgage Rate:                             5.836%                     5.401%                  5.774%
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Loan U/W DSCR:                                      1.44x                      1.32x                   1.42x
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Loan Cut-Off Date LTV Ratio:                       71.11%                     76.84%                  71.93%
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity Date (months):           116.6                       92.0                   113.1
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Amortization Term (months):               339.2                      357.6                   341.8
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance as % of Total:                                 97.91%                    100.00%                  98.21%
------------------------------------------------------------------------------------------------------------------------------------
Balloon Loans as a % of Total:                                      97.72%                    100.00%                  98.04%
------------------------------------------------------------------------------------------------------------------------------------
Single Largest Asset as % of Total:                                  8.07%                     33.16%                   6.92%
------------------------------------------------------------------------------------------------------------------------------------
Five Largest Assets as % of Total:                                  34.12%                     71.65%                  29.27%
------------------------------------------------------------------------------------------------------------------------------------
Ten Largest Assets as % of Total:                                   52.67%                     96.62%                  47.20%
------------------------------------------------------------------------------------------------------------------------------------

(a) The calculations set forth in this term sheet do not include any B Notes whether or not included in the trust.
(b) The mortgaged properties included in Loan Group 1 include 205 properties used for commercial purposes and 1 property used for manufactured housing purposes.
(c) The mortgaged properties included in Loan Group 2 include 12 properties used for multifamily residential purposes and manufactured housing purposes.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you and by any other information filed with the SEC. The Lead Managers and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.









This material is furnished to you by the Lead Managers and Co-Managers and not by the issuer of the securities. Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the Lead Managers. GMAC Commercial Holding Capital Markets Corp. and Greenwich Capital Markets, Inc. are acting as the Co-Managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates, other than GMAC Commercial Holding Capital Corp., has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o Loan Group 1 is comprised of 52 loans. Loan Group 2 is comprised of 12 loans.

o Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay interest to Class A-1 and A-2 and A-3, pro rata, until paid in full. Generally, the Available Distribution Amount related to Loan Group 2 will be used to pay interest to Class A-1A, until paid in full. Generally, the Available Distribution Amount will be used to pay interest to Class X-1 and X-2, pro rata, until paid in full.

o Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay principal to Class A-1, A-2 and A-3, in that order, until paid in full, then to pay principal to Class A1-A until paid in full. Generally, the Available Distribution Amount related to Loan Group 2 will be used to pay principal to Class A1-A until paid in full, then to pay principal to Class A-1, A-2 and A-3, in that order, until paid in full.

o After Class A-1, A-2, A-3 and A-1A are paid all amounts to which they are entitled to, the remaining Available Distribution Amount related to both groups will be used to pay interest and, after Class A-1, A-2, A-3 and A1-A are paid in full, principal sequentially to Class B, C, D, E, F, G, H, J, K, L, M, N, O and P.

o Each class will be subordinate to the Class A-1, A-2, A-3, A-1A, X-1 and X-2 certificates and to each principal balance class with an earlier alphabetical designation than such class. Each of the Class A-1, A-2, A-3, A-1A, X-1 and X-2 certificates will be of equal priority.

o    All Classes will pay interest on a 30/360 basis.

o Principal losses will be allocated in reverse alphabetical order to the Class P, O, N, M, L, K, J, H, G, F, E, D, C and B certificates, and then pro-rata to the Class A-1, A-2, A-3 and A-1A certificates regardless of the Loan Group.

o The Master Servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the master servicing fee at a rate not exceeding 2 basis points per annum. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other compensating interest payments from the master servicing fee) will be allocated pro-rata (based on interest entitlements) to all regular certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding principal balance certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and, in certain circumstances, Class X-2 certificates.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you and by any other information filed with the SEC. The Lead Managers and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.
This material is furnished to you by the Lead Managers and Co-Managers and not by the issuer of the securities. Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the Lead Managers. GMAC Commercial Holding Capital Markets Corp. and Greenwich Capital Markets, Inc. are acting as the Co-Managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates, other than GMAC Commercial Holding Capital Corp., has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                                    ANNEX B

                            TWO GATEWAY CENTER LOAN


-----------------------------------------------------------------
                       LOAN INFORMATION
-----------------------------------------------------------------

                          ORIGINAL               CUT-OFF DATE
                          -----------            -------------

  BALANCE(1):             $50,000,000            $49,956,233

  % OF POOL BY UPB:       6.92%

  ORIGINATION DATE:       February 5, 2004

  ORIGINATOR:             GMACCM

  COUPON:                 5.790%

  INTEREST ACCRUAL:       Actual/360

  TERM:                   120 months

  AMORTIZATION:           360 months

  OWNERSHIP INTEREST:     Fee Simple

  PAYMENT DATE:           1st of the month

  MATURITY DATE:          March 1, 2014

  SPONSOR:                American Landmark Properties, Ltd.

  BORROWER:               Gateway Associates, LLC

  CALL

  PROTECTION/LOCKOUT:     Defeasance permitted 2 years from the
                          date of the securitization with U.S.
                          government securities. Not prepayable
                          until 3 months prior to maturity
                          date.
  CUT-OFF DATE LOAN
  PSF(1):                 $129.30

  UP-FRONT RESERVES(2):   Taxes: $474,432
                          Insurance: $60,983

  ONGOING/SPRINGING
  RESERVES(2):            Taxes, insurance, tenant
                          improvements/
                          leasing commissions, replacement

  CASH MANAGEMENT(3):     Soft Lockbox

  ADDITIONAL SECURED/
  MEZZANINE DEBT:         None permitted

-----------------------------------------------------------------


-----------------------------------------------------------------
                        PROPERTY INFORMATION
-----------------------------------------------------------------

 SINGLE

 ASSET/PORTFOLIO:         Single Asset

 PROPERTY TYPE:           Office

 PROPERTY
 LOCATION:                Newark, New Jersey

 OCCUPANCY:               99%

 OCCUPANCY AS OF
 DATE:                    December 1, 2003

 YEAR BUILT:              1972

 YEAR RENOVATED:          1994

 COLLATERAL:              The collateral consists of an 18-story
                          office building containing 772,690
                          NRSF of office space located on a
                          1.436 acre parcel of land.

 PROPERTY
 MANAGEMENT:              American Landmark Properties, Ltd., an
                          affiliate of the borrower.

 APPRAISED VALUE:         $142,000,000

 APPRAISED VALUE
 DATE:                    December 8, 2003

 CUT-OFF DATE LTV(1):     70.36%

 BALLOON LTV(1):          59.35%

 U/W NOI(1):              $10,558,790

 U/W NCF(1):              $ 9,187,730

 ANNUAL DEBT

 SERVICE(1):              $ 3,516,698

 U/W NOI DSCR(1):         1.50x

 U/W NCF DSCR(1):         1.31x


-----------------------------------------------------------------

(1) The Two Gateway Center Loan is an A-1 note representing a $50,000,000 pari passu interest in a $100,000,000 loan. An A-2 note is pari passu with the A-1 Note. All LTV, DSCR, debt service, reserves and loan PSF figures in this table are based on the total $100,000,000 financing.
(2)  See "Reserves" below.
(3)  See "Lockbox; Sweep of Excess Cash Flow" below.

     The Loan. The largest loan concentration in the mortgage pool consists of a 10-year balloon loan (the "Two Gateway Center Loan"), representing approximately 6.92% of the initial pool balance, with a cut-off date principal balance of $49,956,233 and a maturity date of March 1, 2014, and which provides for monthly payments of principal and interest. The Two Gateway Center Loan is secured by, among other things, a mortgage, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Two Gateway Center Property.


     The Two Gateway Center Loan is one of two pari passu notes totaling $100,000,000 (such other loan is referred to as the "Two Gateway Center Companion Loan" and together with the Two Gateway Center Loan, the "Two Gateway Center Whole Loan") that are secured by the Two Gateway Center Property. The Two Gateway Center Loan and the Two Gateway Center Companion Loan have the same principal balance, interest rate, maturity date and amortization terms. Only the Two Gateway Center Loan is included in the trust. Payments made in respect of the Two Gateway Center Whole Loan are payable to the trust as holder of the Two Gateway Center Loan and to the holder of the Two Gateway Center Companion Loan on a pari passu basis. The Two Gateway Center Whole Loan is serviced pursuant to the pooling and servicing agreement and therefore the master servicer will remit collections on the Two Gateway Center Whole Loan and will make servicing advances on the Two Gateway Center Whole Loan. However, the master servicer will make P&I advances only on the Two Gateway Center Loan and not on the Two Gateway Center Companion Loan. See "Description of the Mortgage Pool--The Two Gateway Center Companion Loan".


     The Borrower. The borrower under the Two Gateway Center Loan, Gateway Associates LLC, is a New Jersey limited liability company that is a special purpose, bankruptcy remote entity sponsored by American Landmark Properties, Ltd.


     The Property. The property securing the Two Gateway Center Loan (the "Two Gateway Center Property") consists of a 1.436 acre parcel of land improved by an 18 story office building with approximately 772,690 NRSF of office space located in Newark, New Jersey. The Two Gateway Center Property was constructed in 1972 and renovated in 1994.


     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants based on annualized underwritten base rent, of the Two Gateway Center Property:


       TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)




                                           CREDIT RATING
                                          (FITCH/MOODY'S/    TENANT     % OF
               TENANT NAME                      S&P)          NRSF      NRSF
---------------------------------------- ----------------- --------- ----------
 1. Prudential Insurance Company .......    AA-/A2/A+       401,225      51.9%
 2. Port Authority of NY/NJ ............    AA-/NR/NR        77,432      10.0
 3.   State of New Jersey, Board of
Public
  Utilities ............................     NR/NR/NR        78,552      10.2
 4.   Parsons, Brinckerhoff, Quade and
  Douglass, Inc. .......................     NR/NR/NR        46,837       6.1
 5.   Thomson Information Services, Inc.     NR/NR/NR        42,598       5.5
 .......................................
 6. Epstein, Becker and Green ..........     NR/NR/NR        26,524       3.4
 7.   AmeriChoice Health Care Services .    A/A3/A(2)        32,897       4.3
 8.   GSA Small Business Administration      NR/NR/NR        11,224       1.5
 9. Goldstein Lite & DePalma ...........     NR/NR/NR        13,638       1.8
10. Wachovia Bank, NA ..................    A+/Aa2/A+         7,201       0.9
                                                            -------      ----
                                                            738,128      95.5%
                                                            =======      ====



                                                          % OF TOTAL
                                                          ANNUALIZED     ANNUALIZED
                                            ANNUALIZED        U/W      U/W BASE RENT      LEASE
               TENANT NAME                U/W BASE RENT    BASE RENT      PER NRSF      EXPIRATION
---------------------------------------- --------------- ------------ --------------- -------------
 1. Prudential Insurance Company .......   $ 8,888,831        49.2%      $  22.15      12/31/2007

 2. Port Authority of NY/NJ ............     2,400,329        13.3          31.00      11/14/2006

 3. State of New Jersey, Board of
    Public Utilities ...................     1,574,184         8.7          20.04       3/31/2005

 4. Parsons, Brinckerhoff, Quade and
    Douglass, Inc. .....................     1,235,668         6.8          26.38       3/31/2005

 5. Thomson Information Services, Inc. .       911,597         5.0          21.40      11/30/2009

 6. Epstein, Becker and Green ..........       795,720         4.4          30.00       7/31/2010

 7. AmeriChoice Health Care Services ...       773,080         4.3          23.50       2/28/2007

 8. GSA Small Business Administration ..       333,914         1.8          29.75       6/30/2005

 9. Goldstein Lite & DePalma ...........       315,872         1.7          23.16       5/31/2005

10. Wachovia Bank, NA ..................       255,635         1.4          35.50       2/28/2014
                                           -----------        ----       --------
       TOTAL/AVG.                          $17,484,893        96.8%      $  23.69
                                           ===========        ====       ========

(1)   Annualized Underwritten Base Rent excludes vacant space.
(2) Ratings of parent company, United Health Group Inc. United Health Group Inc. has not guaranteed the lease.

     Lease Expiration. The following table shows the lease expiration schedule for the Two Gateway Center Property:


                          LEASE EXPIRATION SCHEDULE(1)



                                                                            APPROXIMATE %    ANNUALIZED
YEAR ENDING            EXPIRING     % OF     CUMULATIVE %     ANNUALIZED     OF TOTAL U/W   U/W BASE RENT
DECEMBER 31              NRSF       NRSF    OF TOTAL NRSF   U/W BASE RENT     BASE RENT          PSF
--------------------- ---------- --------- --------------- --------------- --------------- --------------
  2004                     960       0.1%         0.1%       $    13,280          0.1%        $  13.83
  2005                 160,491      20.8         20.9          3,690,812         20.4            23.00
  2006                  88,932      11.5         32.4          2,637,867         14.6            29.66
  2007                 434,122      56.2         88.6          9,666,831         53.5            22.27
  2008                   4,870       0.6         89.2             90,095          0.5            18.50
  2009                  42,598       5.5         94.7            911,597          5.0            21.40
  2010                  26,524       3.4         98.2            795,720          4.4            30.00
  2011                       0       0.0         98.2                  0          0.0             0.00
  2012                       0       0.0         98.2                  0          0.0             0.00
  2013                       0       0.0         98.2                  0          0.0             0.00
  2014                   7,201       0.9         99.1            255,635          1.4            35.50
  2015                       0       0.0         99.1                  0          0.0             0.00
  2016                       0       0.0         99.1                  0          0.0             0.00
  2017 & Thereafter          0       0.0         99.1                  0          0.0             0.00
  Vacant                 6,992       0.9        100.0                  0          0.0             0.00
                       -------     -----                     -----------        -----         --------
    TOTALS/AVG.        772,690     100.0%                    $18,061,837        100.0%        $  23.38
                       =======     =====                     ===========        =====         ========

(1)   Annualized Underwritten Base Rent excludes vacant space.


     Reserves. At origination, the borrower was required to make an initial deposit into an impound account for payment of real estate taxes and insurance premiums in the amount of $535,415. The mortgage loan requires monthly deposits into this account in an amount equal to 1/12th of the estimated annual taxes and insurance premiums. At origination, the borrower was also required to establish a tenant improvement and leasing commission reserve, into which it is required to make monthly deposits of $92,500, and a replacement reserve for payment of certain non-recurring costs, into which it is required to make monthly deposits of $9,659.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism.

     Lockbox; Sweep of Excess Cash Flow. A soft lockbox is in place with respect to the Two Gateway Center Loan. Tenants remit rents directly to a lockbox from which the borrower directs monthly debt service and escrow payments to be delivered to the lender. Control of the lockbox account will revert to the lender upon the occurrence of a trigger event under the Two Gateway Center Loan documents. A "trigger event" means the occurrence of (1) an "Event of Default" under the loan agreement, (2) May 1, 2005, unless Prudential Insurance Company ("Prudential") has renewed the term of its lease and the Port Authority of NY/NJ ("Port Authority") has renewed the term of its lease, (3) either Prudential or Port Authority terminates its lease prior to the stated expiration date of such lease, (4) either Prudential or Port Authority ceases operations in and physically vacates its leased premises or (5) the date that is two years prior to the expiration date of any expiring replacement lease for the Prudential premises or the Port Authority premises which represents 10% or more of the aggregate square footage of the Two Gateway Center Property (excluding any renewal options). If a trigger event has occurred, cash deposited into the lockbox account (subject to a specified maximum, if no event of default is then continuing) will be transferred to the lender and deposited into the tenant improvements/leasing commissions reserve account or, if the trigger event is caused by an Event of Default, the lender may instead apply such amounts to pay any and all amounts due under the Two Gateway Center Whole Loan in such order and priority as the lender may determine in its sole discretion. Any such cash sweep will terminate upon, among other things, the renewal of the Prudential lease and the Port Authority lease or the related premises having been leased to one or more tenants reasonably acceptable to the lender, and the Two Gateway Center Property having achieved both actual occupancy of at least 85% and a debt service coverage ratio of at least 1.30x. If a cash sweep event terminates, any excess cash previously transferred to the lender will be returned to the borrower to the extent not previously disbursed from the tenant improvements/leasing commissions reserve account or otherwise applied to pay amounts due under the Two Gateway Center Whole Loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except unsecured trade payables and debt incurred in the ordinary course of owning and operating the Two Gateway Center Property.

                               TWO GATEWAY CENTER

















                               [PICTURE OMITTED]

                               TWO GATEWAY CENTER































                                 [MAP OMITTED]

                     FORT WASHINGTON EXECUTIVE CENTER LOANS


-----------------------------------------------------------------
                      LOAN INFORMATION
-----------------------------------------------------------------

                          ORIGINAL              CUT-OFF DATE
                          -----------           -------------

  BALANCE:                $49,000,000           $48,954,990

  % OF POOL BY UPB:       6.79%

  ORIGINATION DATE:       February 26, 2004

  ORIGINATOR:             GACC

  COUPON:                 5.600%

  INTEREST ACCRUAL:       Actual/360

  TERM:                   120 months

  AMORTIZATION:           360 months

  OWNERSHIP INTEREST:     Fee Simple

  PAYMENT DATE:           1st of the month

  MATURITY DATE:          March 1, 2014

  SPONSOR:                Bresler & Reiner,
                          Inc.

  BORROWER:               B.R. Properties Owner, L.P. (600/601
                          Fort
                          Washington)
                          B&R Investments (PA), L.P. (602 Fort
                          Washington)

  CALL
  PROTECTION/LOCKOUT:     Defeasance permitted 2 years from
                          the date of securitization with U.S.
                          government securities. Not prepayable
                          until 3 months prior to maturity.

  CUT-OFF DATE LOAN
  PSF(2):                 $124.55

  UP-FRONT RESERVES(1):   Immediate Repairs: $207,500 (600/601
                          Fort Washington)

                          Immediate Repairs: $105,000 (602
                          Fort Washington)

                          Rollover: $1,000,000 Letter of
                          Credit (602 Fort Washington)

                          Tax:                  $   533,792

                          Insurance:            $    54,195

  ONGOING/SPRINGING
  RESERVES(1):            Reserves for TI/LC and replacements

  CASH MANAGEMENT(3):     Soft Lockbox

  ADDITIONAL
  SECURED/MEZZANINE
  DEBT:                   None permitted

-----------------------------------------------------------------


-----------------------------------------------------------------
                        PROPERTY INFORMATION
-----------------------------------------------------------------

 SINGLE
 ASSET/PORTFOLIO:          Two cross-collateralized,
                           cross-defaulted loans, each secured
                           by a single asset with no release
                           provisions

 PROPERTY TYPE:            Office

 PROPERTY LOCATION:        Fort Washington, Pennsylvania

 OCCUPANCY:                       100%

 OCCUPANCY AS OF
 DATE:                     February 20, 2004

 YEAR BUILT:               1988
 YEAR RENOVATED:           NAP
 COLLATERAL:               The collateral consists of a total of
                           three Class "A" office buildings
                           containing approximately 393,067 SF.

 PROPERTY
 MANAGEMENT:               Acorn Development Corporation

 APPRAISED VALUE(2):       $63,100,000

 APPRAISED VALUE DATE:     December 10, 2003

 CUT-OFF DATE LTV(2):      77.58%

 BALLOON LTV(2):           65.07%

 U/W NOI(2):               $5,333,989

 U/W NCF(2):               $4,862,307

 ANNUAL DEBT
 SERVICE(2):               $3,375,584

 U/W NOI DSCR(2):          1.58x

 U/W NCF DSCR(2):          1.44x


-----------------------------------------------------------------

(1)   See "Reserves" below.
(2) All LTV, DSCR, debt service, net cash flow, net operating income, loan PSF and appraised value figures are based on the combined figures for the 600/601 Fort Washington and 602 Fort Washington properties.
(3)   See "Lockbox; Sweep of Excess Cash" below.

     The Loan. The second largest loan concentration in the mortgage pool, representing approximately 6.79% of the initial pool balance, consists of two cross collateralized and cross defaulted loans with cut-off date principal balances of $33,269,412 and $15,685,578, respectively (collectively referred to as the "Loan" and individually referred to as the "600/601 Fort Washington Executive Center Loan" and the "602 Fort Washington Executive Center Loan"). The 10-year balloon loans each have a maturity date on March 1, 2014. Each loan provides for monthly payments of principal and interest. The Loan is secured by, among other things two cross collateralized, cross defaulted mortgages and security agreements, encumbering the borrowers' fee ownership interest in each Property referred to below.


     The Borrowers. The borrower under the 600/601 Fort Washington Executive Center Loan is B.R. Properties Owner, L.P.; the borrower under the 602 Fort Washington Executive Center Loan is B&R Investments (PA), L.P. Each borrower is a Pennsylvania limited partnership that is a special purpose, bankruptcy remote entity, sponsored by Bresler & Reiner, Inc.


     The Properties. The property comprising the 600/601 Fort Washington Executive Center (the "600/601 Fort Washington Executive Center Property") consists of two office buildings totaling approximately 256,371 NRSF located approximately 13 miles north of the Philadelphia central business district, located in Fort Washington, Pennsylvania. The 600/601 Fort Washington Executive Center Property was constructed in 1988.


     The property comprising the 602 Fort Washington Executive Center (the "602 Fort Washington Executive Center Property") consists of an office building totaling approximately 136,696 NRSF, in Fort Washington, Pennsylvania. The 602 Fort Washington Executive Center Property is contiguous with the 600/601 Fort Washington Executive Center Property. The 602 Fort Washington Executive Center Property was constructed in 1988.


     Major Tenant Summary. The following table shows certain information regarding the three largest tenants based on annualized underwritten base rent, of the 600/601 Fort Washington Executive Center Loan Property:


      THREE LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)



                                                                                           % OF TOTAL      ANNUALIZED
                                         CREDIT RATING     TENANT    % OF    ANNUALIZED    ANNUALIZED    U/W BASE RENT     LEASE
              TENANT NAME            (FITCH/MOODY'S/ S&P)   NRSF     NRSF  U/W BASE RENT U/W BASE RENT      PER NRSF     EXPIRATION
------------------------------------ -------------------- -------- ------- ------------- --------------- --------------- -----------
1.  Hartford Fire Insurance(1) .....        A/A3/A-       134,698    52.5%   $2,980,867        53.0%        $  22.13     12/31/2007

2.  United Healthcare (sub-tenant
    of Hartford) ...................        A/A3/A         76,189    29.7     1,686,063        30.0            22.13     12/31/2007

3.  McNeil-PPC Inc.(takes
    occupancy in April 2004) .......    AAA/Aaa/AAA(2)     45,484    17.7       955,164        17.0            21.00     11/30/2008
                                                          -------   -----    ----------       -----         --------
        TOTALS/AVG.                                       256,371   100.0%   $5,622,094       100.0%        $  21.93
                                                          =======   =====    ==========       =====         ========

(1) Hartford Fire Insurance is a subsidiary of Hartford Financial Services Group, Inc. (NYSE: HIG). The rating listed is for Hartford Financial Services Group, Inc. Hartford Financial Services Group Inc. does not guarantee the lease.
(2) McNeill-PPC is a subsidiary of Johnson & Johnson. The rating listed is for Johnson & Johnson. Johnson & Johnson do not guarantee the lease.

     The following table shows certain information regarding the five largest tenants based on annualized underwritten base rent, of the 602 Fort Washington Executive Center Property:


        FIVE LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT



                                   CREDIT RATING                                           % OF TOTAL      ANNUALIZED
                                  (FITCH/MOODY'S/    TENANT     % OF       ANNUALIZED      ANNUALIZED    U/W BASE RENT      LEASE
              TENANT NAME               S&P)          NRSF      NRSF     U/W BASE RENT   U/W BASE RENT      PER NRSF      EXPIRATION
-------------------------------- ----------------- --------- ---------- --------------- --------------- --------------- ------------
1.  AmeriHealth Administrators .      NR/NR/NR       46,505      34.0%     $1,086,822         36.5%        $  23.37       1/31/2005

2.  Bresler & Reiner ...........      NR/NR/NR       40,923      29.9         869,614         29.2            21.25       1/31/2009

3.  ADT Security Service(1) ....    BB+/Ba2/BBB-     35,269      25.8         695,505         23.4            19.72      10/31/2006

4.  Aventis Pharmaceuticals ....    NR/A1/A+(2)      12,624       9.2         295,023          9.9            23.37       7/31/2006

5.  Fuhrman Management .........      NR/NR/NR        1,375       1.0          29,562          1.0            21.50       9/30/2007
                                                     ------     -----      ----------        -----         --------
    TOTALS/AVG.                                     136,696     100.0%     $2,976,525        100.0%        $  21.77
                                                    =======     =====      ==========        =====         ========

(1)   ADT Security Service is a subsidiary of Tyco International Ltd. (NYSE:
      TYC). The rating listed is for Tyco International Ltd. Tyco International Ltd. does not guarantee the lease.
(2) Aventis Pharmaceuticals is a subsidiary of Aventis SA (NYSE: AVE). The rating listed is for Aventis S.A. Aventis S.A. does not guarantee the lease.

     Lease Expiration. The following table shows the lease expiration schedule for the 600/601 Fort Washington Executive Center Property:


                           LEASE EXPIRATION SCHEDULE

                                            CUMULATIVE                    APPROXIMATE
YEAR ENDING            EXPIRING     % OF       % OF        ANNUALIZED      % OF TOTAL       ANNUALIZED
DECEMBER 31              NRSF       NRSF    TOTAL NRSF   U/W BASE RENT   U/W BASE RENT   U/W BASE RENT PSF
--------------------- ---------- --------- ------------ --------------- --------------- ------------------
  2004                       0       0.0%       0.0%       $        0          0.0%          $  0.00
  2005                       0       0.0        0.0                 0          0.0              0.00
  2006                       0       0.0        0.0                 0          0.0              0.00
  2007                 210,887      82.3       82.3         4,666,930         83.0             22.13
  2008                  45,484      17.7      100.0           955,164         17.0             21.00
  2009                       0       0.0      100.0                 0          0.0              0.00
  2010                       0       0.0      100.0                 0          0.0              0.00
  2011                       0       0.0      100.0                 0          0.0              0.00
  2012                       0       0.0      100.0                 0          0.0              0.00
  2013                       0       0.0      100.0                 0          0.0              0.00
  2014                       0       0.0      100.0                 0          0.0              0.00
  2015                       0       0.0      100.0                 0          0.0              0.00
  2016                       0       0.0      100.0                 0          0.0              0.00
  2017 & Thereafter          0       0.0      100.0                 0          0.0              0.00
  Vacant                     0       0.0      100.0                 0          0.0              0.00
                       -------     -----                   ----------        -----
  TOTALS/AVG.          256,371     100.0%                  $5,622,094        100.0%          $ 21.93
                       =======     =====                   ==========        =====

     The following table shows the lease expiration schedule for the 602 Fort Washington Executive Center Property:

                           LEASE EXPIRATION SCHEDULE

                                                  CUMULATIVE                        APPROXIMATE
YEAR ENDING              EXPIRING       % OF         % OF          ANNUALIZED        % OF TOTAL         ANNUALIZED
DECEMBER 31                NRSF         NRSF      TOTAL NRSF     U/W BASE RENT     U/W BASE RENT     U/W BASE RENT PSF
---------------------   ----------   ---------   ------------   ---------------   ---------------   ------------------
  2004                         0         0.0%         0.0%         $        0            0.0%            $  0.00
  2005                    46,505        34.0         34.0           1,086,822           36.5               23.37
  2006                    47,893        35.0         69.1             990,528           33.3               20.68
  2007                     1,375         1.0         70.1              29,562            1.0               21.50
  2008                         0         0.0         70.1                   0            0.0                0.00
  2009                    40,923        29.9        100.0             869,614           29.2               21.25
  2010                         0         0.0        100.0                   0            0.0                0.00
  2011                         0         0.0        100.0                   0            0.0                0.00
  2012                         0         0.0        100.0                   0            0.0                0.00
  2013                         0         0.0        100.0                   0            0.0                0.00
  2014                         0         0.0        100.0                   0            0.0                0.00
  2015                         0         0.0        100.0                   0            0.0                0.00
  2016                         0         0.0        100.0                   0            0.0                0.00
  2017 & Thereafter            0         0.0        100.0                   0            0.0                0.00
  Vacant                       0         0.0        100.0                   0            0.0                0.00
                          ------       -----                       ----------          -----             -------
     TOTALS/AVG.         136,696       100.0%                      $2,976,525          100.0%            $ 21.77
                         =======       =====                       ==========          =====             =======

     Reserves. With respect to the 600/601 Fort Washington Executive Center Loan, at origination, the borrower was required to make an initial deposit into a repair and remediation reserve in the amount of $207,500, to address certain items of deferred maintenance that the borrower agreed to complete within six months after origination of the 600/601 Fort Washington Executive Center Loan. The borrower was required to make an initial deposit into a tax reserve in the amount of $533,792 and into an insurance reserve in the amount of $54,195.

     With respect to the 600/601 Fort Washington Executive Center Loan, the borrower is required to deposit $62,499 per month, for the first twelve payment dates, into a rollover reserve to pay for tenant improvements and leasing commissions. Starting on the thirteenth payment date, the borrower is required to deposit $104,167 per month into the rollover reserve until the 600/601 Fort Washington Executive Center Loan is fully paid, subject to a cap of $4,500,000. Additionally, the borrower is required to make monthly deposits of $4,273 into a replacement reserve for capital improvements.

     With respect to the 602 Fort Washington Executive Center Loan, at origination, the borrower was required to make an initial deposit into a repair and remediation reserve in the amount of $105,000 to address certain items of deferred maintenance that the borrower agreed to complete within six months after origination of the 602 Fort Washington Executive Center Loan.

     With respect to the 602 Fort Washington Executive Center Loan, also at origination, the borrower was required to deposit $1,000,000 in a rollover reserve, to pay for tenant improvements and leasing commissions, by delivering a letter of credit. The borrower is required to deposit $41,667 per month into the rollover reserve until the 602 Fort Washington Executive Center Loan is fully paid, subject to a cap of $1,500,000. Additionally, the borrower is required to make monthly deposits of $2,279 into a replacement reserve for capital improvements.

     Transfer of Equity Interests. Each borrower is permitted to transfer up to 49% of its equity interests so long as such transfer is to an affiliate of the borrower, or to any entity that is wholly owned and directly or indirectly controlled by Bresler & Reiner, Inc.

     Insurance Requirements. Each borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available and required for similar properties in similar locales.

     Release Provisions. The loan documents do not provide for a release of any property.

     Lockbox; Sweep of Excess Cash Flow. A soft lockbox is in place with respect to each loan. Funds in the lockbox account will be released to the borrower at least once weekly until the occurrence of a "trigger event," which is defined as a loan event of default. After the occurrence of a trigger event, funds in the lockbox account will be used to pay any required reserves, debt service and other amounts due under the applicable loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except trade payables and debt incurred in the financing of equipment or other personal property, not exceeding 3% of the outstanding amount of the applicable loan.

                        FORT WASHINGTON EXECUTIVE CENTER

















                               [PICTURE OMITTED]

                        FORT WASHINGTON EXECUTIVE CENTER


























                                 [MAP OMITTED]

                       AFR/BANK OF AMERICA PORTFOLIO LOAN


-----------------------------------------------------------------
                        LOAN INFORMATION
-----------------------------------------------------------------

                             ORIGINAL              CUT-OFF DATE
                             -----------           -------------

  BALANCE(1):                $ 40,000,000          $40,000,000

  SHADOW RATING:             A+/AAA (S&P/Fitch)

  % OF POOL BY UPB:          5.54%

  ORIGINATION DATE(2):       December 1, 2003

  ORIGINATOR:                GACC

  COUPON:                    5.489117647%

  INTEREST ACCRUAL:          Actual/360

  TERM:                      120 months

  AMORTIZATION:              Interest only through the payment
                             date occurring June 1, 2005;
                             thereafter, monthly amortization on
                             27.5 year schedule.

  OWNERSHIP INTEREST:        138 fee properties, 5 fee and
                             leasehold properties, 9 leasehold
                             properties

  PAYMENT DATE:              1st of the month

  MATURITY DATE:             December 1, 2013

  SPONSOR:                   American Financial Realty Trust
                             (NYSE: AFRT) and First States Group,
                             L.P.

  BORROWER:                  First States Investors 5000A, LLC

  CALL PROTECTION/LOCKOUT:   Defeasance with U.S. government
                             securities permitted on and after
                             December 18, 2005. Prior to December
                             18, 2005, up to 13.6% of the
                             AFR/Bank of America Portfolio Whole
                             Loan may be prepaid subject to a
                             yield maintenance premium upon the
                             release of certain designated
                             properties. In addition, the
                             AFR/Bank of America Portfolio Whole
                             Loan is open to prepayment without
                             penalty on and after August 1, 2013.

  CUT-OFF DATE LOAN
  PSF(1):                    $ 43.73

  UP-FRONT RESERVES(3):      Taxes:                    $3,201,064
                             Insurance:                  $637,117
                             Deferred Maintenance:     $2,184,169
                             Environmental Remediation  :$300,000
                             TI/LC:                      $205,965
                             Bank of America Lease:   $11,126,072
                             Security Deposit Reserve:   $215,119

  ONGOING/SPRINGING
  RESERVES(3):               Reserves for taxes, insurance,
                             replacements and TI/LC (with respect
                             to tenants other than Bank of
                             America, who have a NNN lease)

  CASH MANAGEMENT(4):        Hard Lockbox

  ADDITIONAL SECURED/
  MEZZANINE DEBT(5):         Yes

-----------------------------------------------------------------


-----------------------------------------------------------------
                          PROPERTY INFORMATION
-----------------------------------------------------------------

  SINGLE ASSET/
  PORTFOLIO:               Portfolio

  PROPERTY TYPE:           Office

  PROPERTY LOCATION:       The properties are located in 19 states.

  OCCUPANCY:               86%

  OCCUPANCY AS OF
  DATE:                    September 15, 2003

  YEARS BUILT:             Various

  YEARS RENOVATED:         Various

  COLLATERAL:              The collateral consists of 152 office
                           properties, operations centers and retail bank branches located in 19 states comprised of approximately 7,774,995
                           NRSF.

  PROPERTY
  MANAGEMENT:              First States Management Corp., LLC and
                           sub-managed by Trammell Crow, Jones
                           Lang and Lincoln Harris

  APPRAISED VALUE:         $719,705,000

  APPRAISED VALUE

  DATE:                    Various

  CUT-OFF DATE LTV(1):     47.24%

  BALLOON LTV(1):          39.62%

  U/W NOI(6):              $47,703,725

  U/W NCF(6):              $46,007,301

  ANNUAL DEBT
  SERVICE(1):              $18,922,208 through June 1, 2005;
                           $24,002,176 thereafter

  U/W NOI DSCR(1)(6):      1.99x

  U/W NCF DSCR(1)(6):      1.92x
-----------------------------------------------------------------

(1) The subject $40,000,000 loan represents the A-4 note in a $440,000,000 first mortgage loan. The A-1, A-2, A-3, A-5 and A-6 notes (with an aggregate original loan amount of $300,000,000) are pari passu with the A-4 note, and a B-note (with an original loan amount of $100,000,000) is subordinate to the A-1, A-2, A-3, A-4, A-5 and A-6 notes. The A-1, A-2, A-3, A-5 and A-6 notes are not included in the trust. The B-note is not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF figures in this table are based on the combined balance of the A-1, A-2, A-3, A-4, A-5 and A-6 notes and not the B note. The DSCR is based on the principal and interest payments on the A-1, A-2, A-3, A-4, A-5 and A-6 notes from and after July 1, 2005.
(2) Reflects the date on which fixed rate payments commenced on the loan following an initial two month floating rate period.
(3)   See "Reserves" below.
(4)   See "Lockbox; Sweep of Excess Cash Flow" below.
(5)   See "Additional Debt" below.

(6) Does not include income relating to the Shadow Occupied Release Space (defined below). If such income were included, Underwritten NOI, Underwritten NCF, Underwritten NOI DSCR and Underwritten NCF DSCR would be $55,341,545, $53,645,125, 2.31x and 2.24x, respectively.

     The Loan. The third largest loan concentration in the mortgage pool is a loan (the "AFR/Bank of America Portfolio Loan"), representing approximately 5.54% of the initial pool balance, with a cut-off date principal balance of $40,000,000 and a maturity date of December 1, 2013, and which provides for monthly payments of interest only up to June 1, 2005, and monthly payments of principal and interest based on a 27.5-year amortization schedule thereafter. The AFR/Bank of America Portfolio Loan is secured by a combined fee and leasehold multi-state mortgage, deed to secure debt and deed of trust, encumbering the borrower's fee ownership and leasehold interests in the AFR/Bank of America Portfolio Properties (defined below).

     The AFR/Bank of America Portfolio Loan is one of six pari passu loans totaling $340,000,000 (such other five loans are collectively referred to as the "AFR/Bank of America Portfolio Companion Loans"). The AFR/Bank of America Portfolio Companion Loans have original principal balances of $100,000,000, $85,000,000, $75,000,000, $20,000,000 and $20,000,000, respectively, and have the same interest rate, maturity date and amortization term as the AFR/Bank of America Portfolio Loan. In addition, a subordinate mortgage loan in the original principal amount of $100,000,000 (the "AFR/Bank of America Portfolio B Note," and together with the AFR/Bank of America Portfolio Loan and the AFR/Bank of America Portfolio Companion Loans, the "AFR/Bank of America Portfolio Whole Loan"), is also secured by the AFR/Bank of America Portfolio Properties. Only the AFR/Bank of America Portfolio Loan is included in the trust. The AFR/Bank of America Portfolio Whole Loan is serviced pursuant to the GMACCM 2003-C3 pooling and servicing agreement and therefore the master servicer for GMACCM 2003-C3 will remit collections on the AFR/Bank of America Portfolio Loan to the master servicer under the pooling and servicing agreement, and will make servicing advances on the AFR/Bank of America Portfolio Whole Loan. The master servicer under the pooling and servicing agreement will make P&I advances on the AFR/Bank of America Portfolio Loan. See "Description of the Mortgage Loans AFR/Bank of America Whole Loan."

     The Borrower. The borrower under the AFR/Bank of America Portfolio Loan, First States Investors 5000A, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, sponsored by American Financial Realty Trust (NYSE: AFRT), a publicly traded real estate investment trust, and First States Group, L.P.

     The Properties. The properties securing the AFR/Bank of America Portfolio Loan (the "AFR/Bank of America Portfolio Properties") consist of borrower's fee interests in 138 properties, fee and leasehold interests in five properties and leasehold interests in nine properties, which together contain approximately 7,774,995 NRSF of space. The AFR/Bank of America Portfolio Properties consist of office properties, operation centers and retail bank branches. The master lease to Bank of America, N.A. ("Bank of America") covers approximately 5,972,887 NRSF of the total space. As of March 27, 2004, Bank of America was rated AA/Aa2/A+ by Fitch, Moody's and S&P, respectively.

     Bank of America Lease. The AFR/Bank of America Portfolio Properties are subject to a master lease between the borrower and Bank of America. The lease commenced on June 30, 2003, and terminates on June 30, 2023, subject to six (6) successive renewal periods of five (5) years each.

     Of the total of approximately 5,972,887 NRSF covered under the master lease, approximately 5,168,907 NRSF is deemed "Leased Premises," and is leased to Bank of America for the full term of 20 years under the master lease. Bank of America has the right to surrender up to 313,290 square feet of leased Premises during the term of the master lease after the first three and one-half years of the master lease term, subject to certain restrictions. Under the terms of the master lease, Bank of America is required to pay base rent ("Annual Basic Rent"), plus additional rent consisting of its pro rata share of operating expenses, taxes and insurance, on the Leased Premises.

     Annual Basic Rent is subject to the following escalations:

 LEASE YEARS     INCREASE FACTOR     ANNUAL BASIC RENT FACTOR
-------------   -----------------   -------------------------
     1-5               NA                  $    8.61
     6-10              1.015                    8.7392
    11-15              1.015                    8.8703
    16-20              1.015                    9.0033
    21-25              1.110                    9.9937
    26-30              1.050                   10.4934
    31-35              1.050                   11.0181
    36-40              1.050                   11.5690
    41-45              1.050                   12.1474
    46-50              1.050                   12.7548

     In addition to the approximately 5,168,907 NRSF of Leased Premises, the master lease provides for approximately 803,980 NRSF of shadow occupied release space (the "Shadow Occupied Release Space"), which can either be vacated by Bank of America by December 31, 2004, or retained in whole or in part, subject to certain terms and conditions contained within the master lease. If Bank of America elects to add the Shadow Occupied Release Space to the Leased Premises, it has the right to surrender up to an additional 125,000 sq. ft. of space to the landlord, subject to certain restrictions. The master lease generally provides Bank of America with rights of first refusal to the extent any of the mortgaged properties are sold by the borrower. The cash flow associated with the Shadow Occupied Release Space was not included in the underwritten NOI, underwritten NCF, underwritten NOI DSCR and underwritten NCF DSCR.

     The master lease generally provides Bank of America rights of first refusal to the extent any of the AFR/Bank of America Portfolio Properties are sold by the borrower.

     The following table shows certain information regarding the five largest properties of the AFR/Bank of America Portfolio Properties:


                  FIVE LARGEST ASSETS BASED ON SQUARE FOOTAGE

                                                                                                NRSF LEASED TO    APPROXIMATE % OF
                                                                   YEAR(S) BUILT/    OVERALL        BANK OF      NRSF LEASED TO BANK
     PROPERTY NAME                      LOCATION          NRSF        RENOVATED     OCCUPANCY       AMERICA          OF AMERICA
--------------------------------- ------------------- ----------- ---------------- ----------- ---------------- --------------------
1.      Jacksonville Center
        Office Park .............  Jacksonville, FL    1,217,260     1990/NAP          94.5%       1,149,685             94.4%

2.      Bank of America
        Center ..................    Chicago, IL       1,027,783   1923/ongoing        87.3          871,131             84.8

3.      Bank of America
        Center-Phoenix ..........    Phoenix, AZ         507,559   1989,1995/NAP       75.5          383,076             75.5

4.      One South Van Ness
        Blvd .................... San Francisco, CA      481,064     1959/1989         85.3          277,524             57.7

5.      525 N. Tryon St-Odell
        Building ................   Charlotte, NC        413,407     1996/NAP         100.0          271,335             65.6
                                                       ---------                      -----        ---------             ----
    TOTALS/AVG.                                        3,367,073                       89.2%       2,952,751             80.9%
                                                       =========                      =====        =========             ====

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the AFR/Bank of America Portfolio
Properties:


       TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                           % OF TOTAL   ANNUALIZED
                                                                             ANNUALIZED    ANNUALIZED      U/W
                                              TENANT             % OF            U/W           U/W      BASE RENT
              TENANT NAME                      NRSF              NRSF         BASE RENT     BASE RENT    PER NRSF   LEASE EXPIRATION
--------------------------------------- ------------------ --------------- -------------- ------------ ----------- -----------------
 1.   Bank of America .................      5,972,887(2)        76.8%(2)   $44,504,289        77.8%     $ 8.61        6/30/2023(2)

 2.   California Pacific Medical
      Center ..........................         77,276             1.0        2,086,452         3.6       27.00        1/31/2012

 3.   California State Compensation
      Fund ............................         55,043             0.7        1,154,075         2.0       20.97        7/31/2007

 4.   HQ Global Workplaces ............         27,666             0.4          672,057         1.2       24.29        3/18/2009

 5.   Odell Associates, Inc ...........         48,777             0.6          627,272         1.1       12.86        2/28/2014

 6.   Cherry Bakaert Holland LLP ......         23,758             0.3          534,080         0.9       22.48        9/30/2011

 7.   Lemaster & Daniels, PLLC ........         24,866             0.3          472,454         0.8       19.00        5/31/2012

 8.   Moss Adams, LLP .................         21,283             0.3          388,037         0.7       18.23        7/31/2011

 9.   Morris York Williams ............         16,511             0.2          363,244         0.6       22.00       11/10/2006

10.   Potlach Corp ....................         18,363             0.2          362,637         0.6       19.75        8/31/2007
                                             -----------         -------    -----------        ----
        TOTALS/AVG.                          6,288,430           80.9%      $51,164,596        89.4%     $ 8.14
                                             ===========         =======    ===========        ====      ======

(1)   Annualized Underwritten Base Rent excludes vacant space.
(2)   Includes 803,980 SF of Shadow Occupied Space.


     Lease Expiration. The following table shows the lease expiration schedule for the AFR/Bank of America Portfolio Properties:


                         LEASE EXPIRATION SCHEDULE(1)



                                                                         APPROXIMATE    ANNUALIZED
                                              CUMULATIVE    ANNUALIZED     % OF TOTAL      U/W
YEAR ENDING             EXPIRING     % OF     % OF TOTAL        U/W           U/W       BASE RENT
DECEMBER 31               NRSF       NRSF        NRSF        BASE RENT     BASE RENT       PSF
--------------------- ----------- ---------- ------------ -------------- ------------- -----------
  2004(2)              1,010,812      13.0%       13.0     $ 2,316,109         4.0%     $  11.20
  2005                    58,086       0.7        13.7         813,140         1.4         14.00
  2006                    69,617       0.9        14.6       1,251,937         2.2         17.98
  2007                   106,785       1.4        16.0       2,163,182         3.8         20.26
  2008                     7,157       0.1        16.1         203,582         0.4         28.45
  2009                    32,968       0.4        16.5         802,300         1.4         24.34
  2010                    14,037       0.2        16.7         325,185         0.6         23.17
  2011                    84,824       1.1        17.8       1,441,555         2.5         16.99
  2012                   102,890       1.3        19.1       2,593,898         4.5         25.21
  2013                     1,215       0.0        19.1          60,917         0.1         50.14
  2014                    57,619       0.7        19.8         752,272         1.3         13.06
  2015                         0       0.0        19.8               0         0.0          0.00
  2016                         0       0.0        19.8               0         0.0          0.00
  2017 & Thereafter    5,170,847      66.5        86.4      44,507,889        77.8          0.00
  Vacant               1,058,138      13.6       100.0               0         0.0          0.00
                       ---------     -----                 -----------       -----
    TOTAL/AVERAGE      7,774,995     100.0%                $57,231,966       100.0%     $   7.36
                       =========     =====                 ===========       =====      ========

(1)   Annualized Underwritten Base Rent excludes vacant space.
(2) Includes 803,980 SF of Shadow Occupied Space, the cash flows of which were not included in the underwriting.

     Reserves. At origination, the borrower was required to make initial deposits into the following reserves: $3,201,064 into a tax reserve, $637,117 into an insurance reserve, $2,184,169 into a deferred maintenance reserve, $300,000 into an environmental reserve, $205,965 into a tenant improvement and leasing reserve, $11,126,072 into a Bank of America lease reserve (representing three months Basic Annual Rent under the Bank of America master lease) and $215,119 into a security deposit reserve.

     The AFR/Bank of America Portfolio Loan requires monthly deposits into the following reserves: amounts payable by Bank of America for tax payments and 1/12 of the annual taxes for non-Bank of America occupied space; 1/12 of the annual insurance premiums; monthly debt service, $54,468 replacement reserve; $86,110 tenant improvement and leasing reserve; and any additional amounts necessary to maintain the Bank of America lease reserve with a reserve (including the initial reserve) equal to three months Basic Annual Rent payable under the Bank of America master lease.

     Property Management. The properties are managed by First States Management Corp., LLC and sub-managed by Trammell Crow, Jones Lang and Lincoln Harris.

     Release Properties. At any time during the term of the loan, the borrower may obtain the releases of one or more of 13 designated AFR/Bank of America Portfolio Properties. If the release occurs prior to December 18, 2005, the borrower is required to pay a yield maintenance charge on the portion of the AFR/Bank of America Portfolio Loan repaid, and any such repayments must be at 110% of the related allocated loan amount. If the release occurs after such date, the borrower is required to defease with U.S. Treasury securities. Any such prepayments will be allocated pro rata to the AFR/Bank of America Portfolio Loan, the AFR/Bank of America Portfolio Companion Loans and the AFR/Bank of America Portfolio B Note, other than upon certain events of default, after which all principal payments will be applied pro rata to the AFR/Bank of America Portfolio Loan and the AFR/Bank of America Portfolio Companion Loans, and the AFR/Bank of America Portfolio B-Note will not receive any such principal repayments.

     At any time after December 18, 2005, the borrower may obtain a release of any of the AFR/Bank of America Portfolio Properties (including the 13 designated properties described above that may be released with a prepayment and payment of a yield maintenance charge prior to December 18, 2005) subject to confirmation that after giving effect to such release, the debt service coverage ratio for the AFR/Bank of America Portfolio Whole Loan will not be less than the greater of (A) 1.54x and (B) the sum of (1) 1.54x; plus (2) 70% of the positive difference, if any, between (x) the debt service coverage ratio on the applicable release date and (y) 1.54x, and after giving effect to such property release, the aggregate release amounts may not exceed $150,000,000, unless the borrower delivers confirmation from each of the rating agencies that such defeasance will not result in the downgrade, qualification or withdrawal of any rating then assigned to a class of certificates by such rating agency.

     The release price that is required to be paid for any release property with an allocated loan amount will be:

                                          RELEASE PRICE
 TOTAL AMOUNT PREPAID/DEFEASED     (% OF ALLOCATED LOAN AMOUNT)
-------------------------------   -----------------------------
      $60,000,000 or less                      110.0%
$  60,000,001-$100,000,000                     117.5
     more than $100,000,000                    125.0

     The release price that is required to be paid for any release property that has no allocated loan amount will be the lesser of (i) the actual consideration received by the borrower from Bank of America in the event such individual property is transferred by the borrower to Bank of America and (ii) 50% of the closing date appraisal value of the release property.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage including terrorism and acts of terrorism.

     Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender and to direct all tenants to make payments directly to such lockbox account. Provided no event of default has occurred and is continuing, funds in the lockbox account are swept to the borrower after the funding of the monthly reserves described above.

     Mezzanine Loan. None permitted.

     Additional Debt. The AFR/Bank of America Portfolio Properties also secure the AFR/Bank of America Portfolio Companion Loans and the AFR/Bank of America Portfolio B Note. The AFR/Bank of America Portfolio B Note has an original principal balance of $100,000,000, and matures on December 1, 2013.

                          AFR/BANK OF AMERICA PORTFOLIO

















                               [PICTURES OMITTED]

                          AFR/BANK OF AMERICA PORTFOLIO

























                                 [MAP OMITTED]

                         AFR/BANK OF AMERICA PORTFOLIO

 o  A F R   P O R T F O L I O
--------------------------------------------------------------------

Mesa Main                              Mesa                AZ
Camelback - Bank of America Center     Phoenix             AZ
Camelback Uptown                       Phoenix             AZ
Catalina - Bank of America Center      Phoenix             AZ
Maricopa - Bank of America Center      Phoenix             AZ
McDowell - Bank of America Center      Phoenix             AZ
South Mountain - Bank of America       Phoenix             AZ
Harison Main                           Harrison            AR
Auburn                                 Auburn              CA
East Bakersfield Office                Bakersfield         CA
Stockdale                              Bakersfield         CA
East Compton Branch                    Compton             CA
Coronado Branch                        Coronado            CA
El Segundo                             El Segundo          CA
Escondido Main Office                  Escondido           CA
Calwa                                  Fresno              CA
Cedar & Shields                        Fresno              CA
Fresno Proof/Vault                     Fresno              CA
Gardena Main                           Gardena             CA
Glendale Main                          Glendale            CA
Inglewood Main Office                  Ingelwood           CA
La Jolla Main                          La Jolla            CA
Bixby - Atlantic                       Long Beach          CA
Willow - Daisy Branch                  Long Beach          CA
Long Beach Financial                   Long Beach          CA
Lincoln Heights Branch                 Los Angeles         CA
Pico - Vermont Branch                  Los Angeles         CA
Lynwood Branch                         Lynwood             CA
Sepulveda - Devonshire BR              Mission Hills       CA
Irvine Industrial                      Newport Beach       CA
North Hollywood                        North Hollywood     CA
Inland Empire Cash Vault               Ontario             CA
Palmdale Branch                        Palmdale            CA
Lake & Colorado Branch                 Pasadena            CA
Ellinwood Center #500                  Pleasant Hill       CA
Ellinwood Center #300                  Pleasant Hill       CA
Ellinwood Center #400                  Pleasant Hill       CA
Pomona Main                            Pomona              CA
Red Bluff Branch                       Red Bluff           CA
Redding Main Branch                    Redding             CA
Riverside Main                         Riverside           CA
North Sacramento Branch                Sacramento          CA
Oak Park Branch                        Sacramento          CA

Sallinas Main Branch                Sallinas           CA
San Bernardino Main                 San Bernardino     CA
Van Ness & Market                   San Francisco      CA
Santa Barbara                       Santa Barbara      CA
Santa Maria Branch                  Santa Maria        CA
Stockton Main Office                Stockton           CA
Sunnyvale Main Branch               Sunnyvale          CA
Torrance Sartori                    Torance            CA
Ventura Main Office                 Ventura            CA
Whittier Office                     Whittler          CA
Yuba City Branch                    Yuba City          CA
Williams Islands                    Aventura           FL
Gulf to Bay                         Clearwater         FL
Clermont                            Clermont           FL
Hallandale Beach                    Hallandale         FL
North Hialeah                       Hialeah            FL
Hollywood/Tyler                     Hollywood          FL
San Jose                            Jacksonville       FL
Jacksonville Ops Center/#100        Jacksonville       FL
Jacksonville Ops Center/#200        Jacksonville       FL
Jacksonville Ops Center/#300        Jacksonville       FL
Jacksonville Ops Center/#400        Jacksonville       FL
Jacksonville Ops Center/#500        Jacksonville       FL
Jacksonville Ops Center/#600        Jacksonville       FL
Jacksonville Ops Center/#700        Jacksonville       FL
Jacksonville Ops Center/School      Jacksonville       FL
Jacksonville Ops Center/Daycare     Jacksonville       FL
Lighthouse Point                    Lighthouse Pt.     FL
Miami Lakes Operation Center                           FL
South Region TPC                    Miami Lakes        FL
North Biscayne                      North Miami        FL
Ocala Downtown                      Ocala              FL
Mendham Operations Center           Orlando            FL
Downtown Palmetto                   Palmetto           FL
Cordova                             Pensacola          FL
Port Charlotte                      Port Charlotte     FL
Ridgewood                           Sebring            FL
Plaza                               Stuart             FL
Century Park                        Tampa              FL
Westshore Mall                      Tampa              FL
Winter Park                                            FL
Albany Main Office                  Albany             GA
Cartersville Main                   Cartersville       GA

Moultrie Main                     Moutrie           GA
Bull Street                       Savannah          GA
Valdosta Main                     Valdosta          GA
Winder (BS)                       Winder            GA
Coeur D'Alene Building/Branch     Coeur D'Alene     ID
Bank of America Center            Chicago           IL
Penn Street Facility              Independent       KS
Mission Facility                  Overland Park     KS
Annapolis Church Circle - BAL     Annapolis         MD
Highlandtown - BAL                Baltimore         MD
William Street Facility           Cape Giradeau     MO
Columbia Facility                 Columbia          MO
Florissant Facility               Florissant        MO
Independence Square               Independence      MO
Oak Trafficway Facility           Kansas City       MO
Lexington Facility                Lexington         MO
Mexico Facility                   Mexico            MO
Richland Facility                 Richland          MO
Downtown Facility                 Rolla             MO
South Glenstone Facility          Springfield       MO
West Sunshine Facility            Springfield       MO
Concord Village                   St. Louis         MO
Hampton - Main Facility           St. Louis         MO
Henderson                         Henderson         NV
Paradise Valley                   Las Vegas         NV
Albuquerque Operations Center     Albuquerque       NM
East Central Facility             Albuquerque       NM
525 N Tryon - Odell Bulding       Charlotte         NC
Muskogee Main Facility            Muskogee          OK
Admiral                           Tulsa             OK

Aiken Main Office                    Alken               SC
Murfreesboro Main Office             Murfreesboro        TN
Aransas Pass (CCNB)                  Aransas Pass        TX
South Austin                         Austin              TX
Brownwood                            Brownwood           TX
Carrollton                           Carrollton          TX
Dalhart Banking Center               Dalhart             TX
Denison                              Denison             TX
Dumas Banking Center                 Dumas               TX
Fort Worth East                      Fort Worth          TX
Greenspoint                          Houston             TX
Mission                              Mission             TX
Mount Pleasant                       Mt. Pleasant        TX
Fort Sam Houston                     San Antonio         TX
Waco                                 Waco                TX
Charlottesville                      Charlottesville     VA
Old Hampton                          Hampton             VA
Lynchburg                            Lynchburg           VA
Norton - 7th Street                  Norton              VA
Roanoke                              Roanoke             VA
South Boston                         South Boston        VA
Aberdeen Bulding/Branch              Aberdeen            WA
Bellingham                           Bellingham          WA
Bremerton                            Bremerton           WA
Forks                                Forks               WA
Moses Lake                           Moses Lake          WA
Pasco                                Pasco               WA
Port Angeles                         Port Angeles        WA
Richland                             Richland            WA
University                           Seattle             WA
Bank of America Financial Center     Spokane             WA
Spokane Bankcard Service             Spokane             WA
Bank of America Plaza                Tacoma              WA
Walla Walla                          Walla Walla         WA
N Wenatchee                          Wenachee            WA
Yakima Valley Building/Branch        Yakima              WA

                            JOHNSTOWN GALLERIA LOAN


-----------------------------------------------------------------
                    LOAN INFORMATION
-----------------------------------------------------------------

                          ORIGINAL    CUT-OFF DATE
                          --------    ------------

  BALANCE:                $37,400,000   $37,298,226

  % OF POOL BY UPB:       5.17%

  ORIGINATION DATE:       February 2, 2004

  ORIGINATOR:             MSMC

  COUPON:                 6.400%

  INTEREST ACCRUAL:       Actual/360

  TERM:                   120 months

  AMORTIZATION:           Amortization based on a
                          25-year amortization
                          schedule.

  OWNERSHIP INTEREST:     Fee Simple

  PAYMENT DATE:           1st of the month

  MATURITY DATE:          February 1, 2014

  SPONSOR:                Pearson Partners, Inc.
                          and George D. Zamias

  BORROWER:               Johnstown Mall Limited
                          Partnership

  CALL
  PROTECTION/LOCKOUT:     Defeasance permitted 2
                          years from the date of
                          securitization with U.S.
                          government securities.
                          Not prepayable until 4
                          months prior to maturity.

  CUT-OFF DATE LOAN
  PSF:                    $105.15

  UP-FRONT RESERVES(1):   TI/LC: $500,000

  ONGOING RESERVES(1):    Monthly reserves for
                          taxes, insurance, capital
                          expenditures and TI/LC.

  CASH MANAGEMENT(2):     Hard Lockbox

  ADDITIONAL SECURED/
  MEZZANINE DEBT(3):      Yes

-----------------------------------------------------------------


-----------------------------------------------------------------
                        PROPERTY INFORMATION
-----------------------------------------------------------------

  SINGLE ASSET/
  PORTFOLIO:             Single asset

  PROPERTY TYPE:         Anchored Retail

  PROPERTY LOCATION:     Richland Township, Pennsylvania

  OCCUPANCY:             86%

  OCCUPANCY AS OF
  DATE:                  March 17, 2004

  YEAR BUILT:            1992

  YEAR RENOVATED:        NAP

  COLLATERAL(4):         The collateral consists of approximately
                         353,578 of NRSF of an enclosed,
                         two-story regional shopping mall.

  PROPERTY
  MANAGEMENT:            Zamias Services Inc.

  APPRAISED VALUE:       $53,300,000

  APPRAISED VALUE
  DATE:                  October 28, 2003

  CUT-OFF DATE LTV:      69.98%

  BALLOON LTV:           55.06%

  U/W NOI:               $4,566,459

  U/W NCF:               $4,371,004

  ANNUAL DEBT
  SERVICE:               $3,002,346

  U/W NOI DSCR:          1.52x

  U/W NCF DSCR:          1.46x

-----------------------------------------------------------------

(1)   See "Reserves" below.
(2)   See "Lockbox; Sweep of Excess Cash Flow" below.
(3)   See "Mezzanine Loan" and "Additional Debt" below.
(4)   See "The Property" below.

     The Loan. The fourth largest loan concentration in the mortgage pool consists of a 10-year balloon loan (the "Johnstown Galleria Loan"), representing approximately 5.17% of the initial pool balance, with a cut-off date principal balance of $37,298,226 and a maturity date of February 1, 2014, and which provides for monthly payments of principal and interest. The Johnstown Galleria Loan is secured by, among other things, a mortgage, assignment leases and rents and security agreement, encumbering the borrower's fee ownership interest in the Johnstown Galleria Property.

     The Borrower. The borrower under the Johnstown Galleria Loan, Johnstown Mall Limited Partnership, is a Delaware limited partnership that is a special purpose, bankruptcy remote entity sponsored by Pearson Partners, Inc. and George D. Zamias. George D. Zamias emerged from bankruptcy in October 2003.

     The Property. The property securing the Johnstown Galleria Loan (the "Johnstown Galleria Property") consists of 353,578 square feet in a 710,618 square foot two-story enclosed regional shopping mall located in Johnstown, Pennsylvania. The Johnstown Galleria Mall Property is anchored by Sears, Bon-Ton, Boscov's, and J.C. Penney. Sears, Bon-Ton, and Boscov's are tenant-owned, and J.C. Penney is borrower-owned and part of the subject collateral. The Johnstown Galleria Property was constructed in 1992.

     Major Tenant Summary. The following tables shows certain information regarding the ten largest tenants based on annualized underwritten base rent, of the Johnstown Galleria Property:


       TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)




                                                                                          % OF TOTAL   ANNUALIZED
                                        CREDIT RATING                        ANNUALIZED   ANNUALIZED      U/W
                                       (FITCH/MOODY'S/    TENANT     % OF        U/W          U/W      BASE RENT     LEASE
             TENANT NAME                     S&P)          NRSF      NRSF     BASE RENT    BASE RENT    PER NRSF   EXPIRATION
------------------------------------- ----------------- --------- --------- ------------ ------------ ----------- -----------
 1.   JC Penney .....................     BB/Ba3/BB+     101,136      28.5   $  252,840       6.4%      $ 2.50    10/31/2012

 2.   American Outfitters ...........      NR/NR/NR        8,049       2.3      136,833       3.5        17.00    10/31/2007

 3.   Ground Round ..................      NR/NR/NR        5,450       1.5      132,000       3.3        24.22     8/31/2008

 4.   Finish Line ...................      NR/NR/NR        6,448       1.8      116,064       2.9        18.00     2/28/2009

 5.   Shoe Department ...............      NR/NR/NR        6,051       1.7      110,330       2.8        18.23     2/28/2005

 6.   GAP ...........................    BB+/Ba3/BB+       5,513       1.6      110,260       2.8        20.00     5/31/2007

 7.   B. Dalton Bookstores ..........    NR/NR/BB(2)       5,435       1.5      108,700       2.7        20.00     1/31/2005

 8.   Hello Shop ....................      NR/NR/NR        4,279       1.2      105,875       2.7        24.74     1/31/2009

 9.   B Moss ........................      NR/NR/NR        5,004       1.4      100,080       2.5        20.00     1/31/2014

10.   American Eagle Outfitters .....      NR/NR/NR        5,949       1.7       95,184       2.4        16.00     7/31/2009
                                                         -------      ----   ----------      ----       ------
      TOTALS/AVG.                                        153,314      43.2   $1,268,166      32.0%      $ 8.27
                                                         =======      ====   ==========      ====       ======

(1)   Annualized Underwritten Base Rent excludes vacant space.
(2)   The parent company of B. Dalton Bookstores is Barnes & Noble (NYSE BKS).

     Lease Expiration. The following table shows the lease expiration schedule for the Johnstown Galleria Property:


                          LEASE EXPIRATION SCHEDULE(1)




                                                  CUMULATIVE     ANNUALIZED     APPROXIMATE%      ANNUALIZED
YEAR ENDING              EXPIRING       % OF         % OF         U/W BASE      OF TOTAL U/W     U/W BASE RENT
DECEMBER 31                NRSF         NRSF      TOTAL NRSF        RENT          BASE RENT           PSF
---------------------   ----------   ---------   ------------   ------------   --------------   --------------
  2004                    17,453         4.9%          4.9%      $  236,900           6.0%         $  13.57
  2005                    41,267        11.6          16.6          697,050          17.6             16.89
  2006                    12,924         3.6          20.2          175,834           4.4             13.61
  2007                    35,229         9.9          30.1          571,400          14.4             16.22
  2008                    35,835        10.1          40.2          654,209          16.5             18.26
  2009                    20,884         5.9          46.1          442,626          11.2             21.19
  2010                     4,908         1.4          47.5          126,264           3.2             25.73
  2011                       649         0.2          47.7           34,000           0.9             52.39
  2012                   123,705        34.9          82.6          671,397          17.0              5.43
  2013                     4,055         1.1          83.7          135,135           3.4             33.33
  2014                     6,150         1.7          85.4          154,080           3.9             25.05
  2015                       959         0.3          85.7           60,000           1.5             62.57
  2016                         0         0.0          85.7                0           0.0              0.00
  2017 & Thereafter            0         0.0          85.7                0           0.0              0.00
  Vacant                  50,695        14.3%        100.0%               0           0.0              0.00
                         -------       -----         -----       ----------         -----          --------
     TOTALS/AVG.         354,713       100.0%                    $3,958,895         100.0%         $  11.16
                         =======       =====                     ==========         =====          ========

(1)   Annualized Underwritten Base Rent excludes vacant space.

     Reserves. At origination, the borrower was required to make an initial deposit into a rollover reserve in the amount of $500,000. The mortgage loan requires monthly deposits in the amount of (i) 1/12 of the annual real estate taxes and insurance premiums, (ii) $14,934.83 into the rollover reserve account, to cover reimbursement of tenant improvement and leasing commission costs with respect to the Johnstown Galleria Property, unless an aggregate of not less than $1,500,000 is on deposit in the rollover reserve account, and
(iii) $4,207.34 into the capital expenditure reserve account.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available and required for similar properties in similar locales.

     Lockbox; Sweep of Excess Cash Flow. The borrower has established a cash management account controlled by the lender, with reserves established and maintained as provided above. Tenant payments are required to be made to the lockbox. Provided that an event of default with respect to the Johnstown Galleria Loan has not occurred, the remaining funds (after payments of reserves, debt service (including any default interest and late payment charges and other charges set forth in the loan documents) and operating expenses) will be transferred to the Johnstown Galleria Mezzanine Lender (as defined below) or in the event that the Johnstown Galleria Mezzanine Lender has been repaid in full and provided that an event of default with respect to the Johnstown Galleria Loan has not occurred, the remaining funds, if any, (after payments of reserves, debt service (including any default interest and late payment charges and other charges set forth in the loan documents) and operating expenses) will be transferred to the borrower.

     Mezzanine Loan. A mezzanine loan in the approximate initial principal amount of $3,000,000 was made between RAIT Partnership L.P. (the "Johnstown Galleria Mezzanine Lender") and ZAK Malls LLC (the "Johnstown Galleria Mezzanine Borrower"). The mezzanine loan is secured by a pledge of the equity interests in JM Mezz Limited Partnership, the owner of the borrower. The maturity date of the mezzanine loan is February 1, 2014. Interest accrues on the outstanding balance of the mezzanine loan at per annum rate equal to 13%. The originator of the Johnstown Galleria Loan entered into an intercreditor agreement with the Johnstown Galleria Mezzanine Lender (the "Johnstown Galleria Mezzanine Intercreditor Agreement"). The mezzanine loan is not part of the Trust Fund. The mezzanine loan is voluntarily prepayable in whole by the Johnstown Galleria Mezzanine Borrower at any time after February 1, 2005.

     The Johnstown Galleria Mezzanine Lender, with respect to the Johnstown Galleria Loan, generally has the right, among other things: (i) to approve the operating budget of the Johnstown Galleria Property; (ii) to approve any refinancing of the Johnstown Galleria Loan; (iii) to approve any prepayment in full of the Johnstown Galleria Loan; (iv) to approve certain transfers of the Johnstown Galleria Property; (v) to approve any additional liens or encumbrances on the Johnstown Galleria

Property; (vi) to approve any modification or waiver of any provision of the loan documents relating to the Johnstown Galleria Loan; (vii) to approve any leases written after the origination date of the mezzanine loan that require the consent of the mortgagee under the Johnstown Galleria Loan; (viii) to approve significant alterations of the improvements; and (ix) to terminate, under certain conditions, the property management agreement and other related management agreements, if applicable, and approve the successor managers under certain circumstances set forth in the mezzanine loan agreement. However, the lender under the Johnstown Galleria Loan has the right to disregard the Johnstown Galleria Mezzanine Lender's opinion with respect to any objections or consent rights with respect to the items set forth above.

     Pursuant to the Johnstown Galleria Mezzanine Intercreditor Agreement, the lender under the Johnstown Galleria Loan and the Johnstown Galleria Mezzanine Lender agreed, among other things, that the Johnstown Galleria Mezzanine Lender will not be permitted to transfer more than 49% of its beneficial interests in the mezzanine loan unless either (i) a rating agency confirmation has been obtained with respect to such transfer, or (ii) the transfer is to a Qualified Transferee (as defined in the Johnstown Galleria Mezzanine Intercreditor Agreement). Any such transferee (other than a participant, provided such participant acknowledges in writing that it is taking its participation interest subject to the transferor's obligations under the Johnstown Galleria Mezzanine Intercreditor Agreement) must assume in writing the obligations of the Johnstown Galleria Mezzanine Lender under the Johnstown Galleria Mezzanine Intercreditor Agreement and agree to be bound by its terms and provisions.

     Notwithstanding the preceding paragraph, the Johnstown Galleria Mezzanine Lender may, from time to time, in its sole discretion, transfer all or any of its interests in the mezzanine loan to (i) a Qualified Transferee (as defined in the Johnstown Galleria Mezzanine Intercreditor Agreement) or (ii) a pledgee of the mezzanine loan and the related collateral who is a Qualified Transferee (as defined in the Johnstown Galleria Mezzanine Intercreditor Agreement).

     The loan documents for the Johnstown Galleria Loan may be amended without the consent of the Johnstown Galleria Mezzanine Lender; provided that no such amendment will, among other things: (i) increase the interest rate or the principal amount of the Johnstown Galleria Loan or any other material monetary obligation of the borrower; (ii) modify the scheduled maturity date of the Johnstown Galleria Loan; (iii) convert or exchange the Johnstown Galleria Loan into or for any other indebtedness or subordinate the Johnstown Galleria Loan to any indebtedness of the borrower; (iv) modify or amend the provisions limiting transfers of interests in the borrower or the Johnstown Galleria Property; (v) modify or amend certain terms and provisions of the cash management agreement; (vi) cross default the Johnstown Galleria Loan with any other indebtedness; (vii) obtain any equity interest in the borrower or the Johnstown Galleria Mezzanine Borrower, or any contingent interest, additional interest or so called "kicker" measured on the basis of the cash flow or appreciation of the related Johnstown Galleria Property; and (ix) extend the period during which voluntary prepayments are prohibited or impose additional prepayment fees or increase any prepayment fee or similar fee in connection with a prepayment; provided, however, other than with respect to item (i) as it relates to principal and item (ix), in no event will the lender under the Johnstown Galleria Loan be obligated to obtain the Johnstown Galleria Mezzanine Lender's consent to a modification prohibited above in the case of a workout or related action following the occurrence and continuance of an event of default under the loan documents relating to the Johnstown Galleria Loan.

     The mezzanine loan documents may be modified or amended without the consent of the lender under the Johnstown Galleria Loan; provided, that no such modification or amendment will, among other things: (i) increase the interest rate or principal amount of the mezzanine loan, except for increases in principal to cover workout costs and enforcement costs; (ii) increase in any material respect any monetary obligations of the Johnstown Galleria Mezzanine Borrower; (iii) modify the scheduled maturity date of the mezzanine loan; (iv) convert or exchange the mezzanine loan into or for any other indebtedness or subordinate the mezzanine loan to any indebtedness of the Johnstown Galleria Mezzanine Borrower; (v) provide for the payment of any additional interest, kicker or similar equity feature; and (vi) cross default the mezzanine loan with any other indebtedness other than the Johnstown Galleria Loan.

     Prior to the commencement of any enforcement action by the lender under the Johnstown Galleria Loan, the Johnstown Galleria Mezzanine Lender has the right to cure any default under the Johnstown Galleria Loan within certain timeframes, (i) with respect to monetary defaults after the later of (A) receipt of notice of a payment default and (B) the expiration of the borrower's cure period, and (ii) with respect to non monetary defaults within the applicable grace or cure periods set forth in the mortgage loan documents related to the Johnstown Galleria Loan. If (i) the Johnstown Galleria Loan has been accelerated or, (ii) any enforcement action has been commenced and is continuing under the loan documents related to the Johnstown Galleria Loan, upon not more than ten business days prior written notice to the lender under the Johnstown Galleria Loan and the satisfaction of certain other conditions, the Johnstown Galleria Mezzanine Lender has the right to purchase the Johnstown Galleria Loan for a purchase price generally equal to all amounts then owing under the loan documents related to the Johnstown Galleria Loan.

     Additional Debt. None permitted, except trade payables and debt incurred in the financing of equipment or other personal property used on the Johnstown Galleria Property.


     Release Parcel. The borrower may obtain a release for a currently non-income producing parcel from the lien of the mortgage. The borrower must satisfy various conditions in connection with the partial release, including the delivery of legal opinions, title endorsements and revised surveys, receipt of a rating agency confirmation to the effect that such release and construction will not result in a withdrawal, qualification or downgrade of the ratings of the certificates in effect prior to the release, as well as certifications that the partial release is not necessary for the operation or use of the Johnstown Galleria Property and receipt of an appraisal of Johnstown Galleria Property concluding that (i) the value of the Johnstown Galleria Property after the release and prior to construction of the additional improvements will be equal to or greater than the value of the Johnstown Galleria Property prior to the release, and (ii) the value of the Johnstown Galleria Property after the release and after completion of the additional improvements will be equal to or greater than the value of the Johnstown Galleria Property prior to the release.

                            JOHNSTOWN GALLERIA LOAN

























                               [PICTURES OMITTED]

                            JOHNSTOWN GALLERIA LOAN


























                                 [MAP OMITTED]

                           TYSONS CORNER CENTER LOAN


-----------------------------------------------------------------
                      LOAN INFORMATION
-----------------------------------------------------------------

                          ORIGINAL             CUT-OFF DATE
                          -----------          -------------

  BALANCE(1):             $35,000,000          $35,000,000

  SHADOW RATING:          AA/AAA (Fitch/S&P)

  % OF POOL BY UPB:       4.85%

  ORIGINATION DATE:       February 17, 2004

  ORIGINATOR:             GACC

  COUPON:                 5.224%

  INTEREST ACCRUAL:       30/360

  TERM:                   120 months

  AMORTIZATION:           Interest only through the payment
                          date occurring on March 1, 2006, and
                          thereafter monthly amortization on a
                          30-year schedule.

  OWNERSHIP INTEREST:     Fee Simple

  PAYMENT DATE:           1st of the month

  MATURITY DATE:          March 1, 2014

  SPONSOR:                Wilmorite Properties, Inc. and the
                          Alaska Permanent Fund Corporation

  BORROWER:               Tysons Corner Holdings LLC and
                          Tysons Corner Property Holdings LLC

  CALL PROTECTION/
  LOCKOUT: Defeasance with U.S. government securities permitted after the earlier of: a) 24 months from the last securitization of the A-1, A-2, A- 3 and A-4 notes to occur, or b) 36 months from origination. Not prepayable until 6 months prior to maturity.

  CUT-OFF DATE LOAN
  PSF(1):                 $218.77

  UP-FRONT RESERVES(5):   Immediate Repairs: $478,664

  ONGOING/SPRINGING
  RESERVES(2)(5):         Reserves for taxes, insurance,
                          TI/LC,
                          replacements, and ground rent

  CASH MANAGEMENT(4):     Hard Lockbox

  ADDITIONAL SECURED/
  MEZZANINE DEBT:         None permitted

-----------------------------------------------------------------


-----------------------------------------------------------------
                         PROPERTY INFORMATION
-----------------------------------------------------------------

  SINGLE ASSET/
  PORTFOLIO:               Single Asset

  PROPERTY TYPE:           Anchored Retail

  PROPERTY LOCATION:       McLean, Virginia

  OCCUPANCY(3):            98%

  OCCUPANCY AS OF
  DATE:                    September 1, 2003

  YEAR BUILT:              1968

  YEAR RENOVATED:          1988/2003-2004

  COLLATERAL:              The collateral consists of approximately
                           1,554,116 of NSRF of an enclosed
                           two-story super regional shopping mall.

  PROPERTY
  MANAGEMENT:              Wilmorite Property Management LLC

  APPRAISED VALUE:         $650,000,000

  APPRAISED VALUE
  DATE:                    August 25, 2003

  CUT-OFF DATE LTV(1):     52.31%

  BALLOON LTV(1):          45.14%

  U/W NOI:                 $43,158,704

  U/W NCF:                 $42,224,855

  ANNUAL DEBT
  SERVICE(1):              $22,464,252

  U/W NOI DSCR(1):         1.92x

  U/W NCF DSCR(1):         1.88x

-----------------------------------------------------------------

(1) The subject $35,000,000 loan represents the A-3 note in a $340,000,000 loan. The A-1, A-2 and A-4 notes are pari passu with the A-3 note and are not included in the trust. All DSCR, LTV, Loan PSF and annual debt service numbers are based on the combined A-1, A-2, A-3 and A-4 notes.
(2) Monthly reserves will only be collected in any period following a quarterly test on which the DSCR declines below 1.45x and ending on the last day of the third consecutive month on which the DSCR equals or exceeds 1.45x.
(3) Occupancy calculated including the four anchors and excluding the vacant JC Penney building, which is part of the contemplated expansion plan.
(4)   See "Lockbox; Sweep of Excess Cash Flow" below.
(5)   See "Reserves" below.

     The Loan. The fifth largest loan concentration in the mortgage pool consists of a 10-year balloon loan (the "Tysons Corner Center Loan"), representing approximately 4.85% of the initial pool balance, with a cut-off date principal balance of $35,000,000 and a maturity date of March 1, 2014. The loan requires payments of interest only through the payment date occurring on March 1, 2006, and thereafter payments of principal and interest on a 30 year amortization schedule. The Tysons Corner Center Loan is secured by, among other things, a mortgage, assignment of leases and rents and security agreement encumbering the borrower's fee ownership interest in the Tysons Corner Center Property.

     The Tysons Corner Center Loan is one of four pari passu loans totaling $340,000,000 (such other loans are collectively referred to as the "Tysons Corner Center Companion Loans"). The Tysons Corner Center Companion Loans have original principal balances of $147,500,000, $95,000,000, $35,000,000 and
$62,500,000, respectively, and have the same interest rate, maturity date and amortization term as the Tysons Corner Center Loan. The Tysons Corner Center Loan and the other Tysons Corner Center Companion Loans (collectively the "Tysons Corner Center Whole Loan") are serviced pursuant to the COMM 2004-LNB2 pooling and servicing agreement. The servicer under the COMM 2004-LNB2 PSA will remit collections on the Tysons Corner Center Loan to the master servicer under the pooling and servicing agreement, and will make servicing advances on the Tysons Corner Center Loan. The master servicer under the pooling and servicing agreement will make P&I advances on the Tysons Corner Center Loan. See "Description of the Mortgage Pool--The Tysons Corner Center Loan".

     The Borrower. The borrower under the Tysons Corner Center Loan, Tysons Corner Holdings LLC and Tysons Corner Property Holdings LLC, consists of two limited liability companies that are single purpose, bankruptcy remote entities, sponsored by Wilmorite Properties, Inc. (50%) and the Alaska Permanent Fund Corporation (50%).

     The Property. The property securing the Tysons Corner Center Loan (the "Tysons Corner Center Property") consists of 1,554,116 SF of retail space, consisting of the major portion of a 1,873,616 SF super-regional mall located in McLean, Virginia. The Tysons Corner Center Property was constructed in 1968, and was redeveloped to its current format in 1988. Current anchor tenants at Tysons Corner Center include: Bloomingdale's, Hecht's, Lord & Taylor and Nordstrom.

     Tysons Corner Center has two levels, four anchor stores, and more than 270 in-line stores, restaurants, and eateries.

     The loan documents for the Tysons Corner Center Loan permit the borrower to renovate and expand a portion of the mall at its own expense. Construction of the project is underway and is expected to be completed on or before the fourth quarter of 2005. The scope of work approved under the loan documents, if completed, will include, (a) the redevelopment of the currently vacant JC Penney building containing approximately 226,464 SF of gross building area and the construction of a new attached building containing approximately 288,870 SF of gross building area (creating approximately 515,334 SF feet of gross building area and approximately 365,277 SF of gross leasable area on three levels) and the leasing of such space to a theater (approximately 93,711 SF), food court, restaurants and additional tenants and (b) the construction of an adjacent multi-level parking garage, having approximately 1,612 parking spaces. The expansion and renovation, if completed, will provide additional collateral for the Tysons Corner Center Loan, but no income from such space was included in the underwriting of the mortgage loan. The loan documents do not require a reserve or completion guaranty in connection with the project.

     Major Tenant Summary. The following table shows the anchor tenants (based on annualized underwritten base rent), of the Tysons Corner Center Property:

                                ANCHOR TENANTS



                            CREDIT RATING                                             % OF TOTAL      ANNUALIZED
                           (FITCH/MOODY'S/    TENANT    % OF        ANNUALIZED        ANNUALIZED    U/W BASE RENT         LEASE
         TENANT NAME             S&P)          NRSF     NRSF     U/W BASE RENT(1)   U/W BASE RENT      PER NRSF        EXPIRATION
------------------------ ------------------- -------- --------- ------------------ --------------- --------------- -----------------
1.  Bloomingdale's .....  BBB+/Baa1/BBB+(2)  255,888     15.6%      $ 371,038             1.0%         $  1.45          7/22/2008(3)
2.  Lord & Taylor(4) ...  BBB+/Baa1/BBB+(5)  119,500      7.3         249,755             0.7             2.09          1/31/2006
3.  Nordstrom(6) .......      NR/Baa1/A-     200,000     12.2         140,000             0.4             0.70          4/15/2025
4.  Hecht's ............  BBB+/Baa1/BBB+(5)  237,076     14.4               1(7)          0.0             0.00          7/24/2008(7)
                                             -------     ----       -----------           ---
      TOTALS/AVG.                            812,464     49.4%      $ 760,794             2.0%         $  1.52
                                             =======     ====       ===========           ===

(1)   Annualized Underwritten Base Rent excludes vacant space.
(2) Ratings of parent company, Federated Department Stores, Inc. (Federated Department Stores, Inc. has not guaranteed the lease).
(3) Bloomingdale's is currently in its second 10-year renewal option, with one 10-year renewal option outstanding.

(4) Lord & Taylor operates under a ground lease, which expires January 31, 2006, with 10 five-year renewal options.
(5)   Ratings of parents company, The May Department Stores Co.
(6) Nordstrom operates under a ground lease, which expires April 15, 2025, with 12 five-year renewal options.
(7) Hecht's occupies 237,076 sq. ft. under a lease expiring July, 2008 (currently in its first 10-year renewal option, with two 10-year renewal options outstanding), with a rent of $1.00 annually plus additional percentage rent.

     Ten Largest In-Line Tenants. The following table shows the ten largest in-line tenants (based on annualized underwritten base rent), of the Tysons Corner Center Property:


     TEN LARGEST IN-LINE TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT




                            CREDIT RATING                                           % OF TOTAL     ANNUALIZED
                           (FITCH/MOODY'S/    TENANT      % OF      ANNUALIZED      ANNUALIZED    U/W BASE RENT
       TENANT NAME               S&P)          NRSF       NRSF    U/W BASE RENT   U/W BASE RENT     PER NRSF     LEASE EXPIRATION
------------------------- ----------------- ---------- --------- --------------- --------------- -------------- -----------------
 1. LL Bean .............         NR          75,778       4.6%     $2,424,896          6.5%        $  32.00        5/31/2020

 2. The Gap .............    BB-/Ba3/BB+      14,000       0.9         784,000          2.1            56.00        9/30/2007

 3. Banana Republic .....   BB-/Ba3/BB+(1)    13,116       0.8         764,007          2.0            58.25        5/31/2005

 4. Apple Computer ......     NR/Ba2/BB        9,720       0.6         758,160          2.0            78.00        5/31/2011

 5. Rainforest Cafe .....         NR          19,162       1.2         647,676          1.7            33.80        9/30/2006

 6. Circuit City ........         NR          28,000       1.7         589,680          1.6            21.06        1/31/2005

 7. Talbots .............         NR          10,567       0.6         565,229          1.5            53.49        1/31/2015

 8. Express .............  NR/Baa1/BBB+(1)    12,081       0.7         507,402          1.4            42.00        1/31/2014

 9. Eddie Bauer(2) ......         NR          12,362       0.8         494,480          1.3            40.00        1/31/2011

10. Brooks Brothers .....         NR          10,395       0.6         467,775          1.3            45.00        3/31/2010
                                              ------      ----      ----------         ----
      TOTAL/AVG.                             205,181      12.5%     $8,003,304         21.5%        $  39.01
                                             =======      ====      ==========         ====

(1)   Ratings of parent company, Limited Brands.
(2) Parent company, Spiegel Inc., filed for Chapter 11 Bankruptcy protection in March 2003 and in a press release dated December 30, 2003 announced the closure of 29 Eddie Bauer stores, which did not include the location at Tysons Corner Center Property.

     Lease Expiration. The following table shows the lease expiration schedule for the Tysons Corner Center Property:


                           LEASE EXPIRATION SCHEDULE

                                                                                                APPROXIMATE       ANNUALIZED
YEAR ENDING                                    % OF      CUMULATIVE % OF       ANNUALIZED        % OF TOTAL      U/W BASE RENT
DECEMBER 31                EXPIRING NRSF       NRSF         TOTAL NRSF       U/W BASE RENT     U/W BASE RENT          PSF
-----------------------   ---------------   ---------   -----------------   ---------------   ---------------   --------------
    2004                        91,714          6.9%            6.9%          $ 3,230,000            8.7%          $  35.22
    2005                        73,127          5.5            12.4             2,898,550            7.8              39.64
    2006                        89,460          6.8            19.2             4,074,906           10.9              45.55
    2007                        31,068          2.3            21.5             1,817,756            4.9              58.51
    2008                       544,950         41.1            62.7             3,028,226            8.1               5.56
    2009                        43,784          3.3            66.0             2,396,850            6.4              54.74
    2010                       108,609          8.2            74.0             5,038,608           13.5              46.39
    2011                        47,067          3.6            77.7             2,617,472            7.0              55.61
    2012                        60,022          4.5            82.3             3,568,075            9.6              59.45
    2013                        55,199          4.2            86.4             2,743,569            7.4              49.70
    2014                        47,940          3.6            90.0             2,027,672            5.4              42.30
    2015                        13,756          1.0            91.1               689,390            1.8              50.12
    2016                         3,900          0.3            91.4               208,611            0.6              53.49
    2017 & Thereafter           83,280          6.3            97.7             2,933,652            7.9              35.23
    Vacant                      31,077          2.3           100.0%                    0            0.0               0.00
                               -------        -----                           -----------          -----
       TOTALS/AVG.           1,324,952        100.0%                          $37,273,336          100.0%          $  28.13
                             =========        =====                           ===========          =====

     Reserves. At origination, the borrower was required to make an initial deposit into an engineering reserve in the amount of $478,664. Monthly reserves for taxes, insurance, tenant improvements and leasing commissions, replacements, and ground rent will only be collected in any period following a quarterly test on which the DSCR declines below 1.45x and ending on the last day of the third consecutive month on which the DSCR equals or exceeds 1.45x. Monthly reserves for taxes, insurance, tenant improvements and leasing commissions, replacements, and ground rent would have been $489,126, $83,507, $56,562, $14,140 and $101,000, respectively, if such reserves were being collected at the cut-off date.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and, if commercially available, insurance coverage for terrorism and acts of terrorism, subject in certain circumstances to a cap on the premiums the borrower is required to pay for such terrorism insurance.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox is in place with respect to the Tysons Corner Center Loan.

     Additional Debt. None permitted, except trade payables and indebtedness not secured by liens on the property.

                              TYSONS CORNER CENTER



























                                 [PICTURES OMITTED]

                              TYSONS CORNER CENTER


















                                 [MAP OMITTED]

                          COUNTRYSIDE APARTMENTS LOAN


-----------------------------------------------------------------
                             LOAN INFORMATION
-----------------------------------------------------------------

                          ORIGINAL     CUT-OFF DATE
                          --------     ------------

  BALANCE:                $34,000,000    $34,000,000

  % OF POOL BY UPB:       4.71%

  ORIGINATION DATE:       March 31, 2004

  ORIGINATOR:             GACC

  COUPON:                 5.228%

  INTEREST ACCRUAL:       Actual/360

  TERM:                   84 months

  AMORTIZATION:           Monthly amortization on a 30-year
                          schedule.

  OWNERSHIP INTEREST:     Fee Simple

  PAYMENT DATE:           1st of the month

  MATURITY DATE:          April 1, 2011

  SPONSOR:                Stephen Goldberg

  BORROWER:               Countryside Apartments LP

  CALL
  PROTECTION/LOCKOUT:     Defeasance permitted 2 years from the
                          date of securitization with U.S.
                          government securities. Not prepayable
                          until 3 months prior to maturity.

  CUT-OFF DATE LOAN PER
  UNIT:                   $69,958.85

  UP-FRONT RESERVES(1):   Taxes: $228,478
                          Insurance: $98,743
                          Hold back $3,500,000 for renovations.

  ONGOING/SPRINGING
  RESERVES(1):            Monthly reserves for taxes, insurance
                          and replacements

  CASH MANAGEMENT(2):     Soft Lockbox
  ADDITIONAL SECURED/

  MEZZANINE DEBT:         None permitted

-----------------------------------------------------------------


-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------

 SINGLE
 ASSET/PORTFOLIO:      Single Asset

 PROPERTY TYPE:        Multifamily

 PROPERTY
 LOCATION:             Lanham, Maryland

 OCCUPANCY:            94%

 OCCUPANCY AS OF
 DATE:                 September 26, 2003

 YEAR BUILT:           1968

 YEAR RENOVATED:       2003/2004

 COLLATERAL:           The collateral consists of a 486-unit
                       garden style apartment complex.

 PROPERTY

 MANAGEMENT:           Realty Management Services, Inc.

 APPRAISED VALUE:      $40,600,000

 APPRAISED VALUE
 DATE:                 October 27, 2003

 CUT-OFF DATE LTV:     83.74%

 BALLOON LTV:          74.79%

 U/W NOI:              $2,855,401

 U/W NCF:              $2,733,901

 ANNUAL DEBT
 SERVICE:              $2,247,435

 U/W NOI DSCR:         1.42x

 U/W NCF DSCR:         1.36x

-----------------------------------------------------------------

(1)   See "Reserves" below.
(2)   See "Lockbox; Sweep of Excess Cash Flow" below.

     The Loan. The sixth largest loan concentration in the mortgage pool consists of a 7-year balloon loan (the "Countryside Apartments Loan"), representing approximately 4.71% of the initial pool balance, with a cut-off date principal balance of $34,000,000 and a maturity date of April 1, 2011, and which provides for monthly payments of principal and interest. The Countryside Apartments Loan is secured by, among other things a mortgage assignment of leases and rents and security agreement, encumbering the borrower's fee ownership interest in the Countryside Apartments Property.

     The Borrower. The borrower under the Countryside Apartments Loan, Countryside Apartments LP, is a limited liability company that is a special purpose, bankruptcy remote entity, sponsored by Stephen Goldberg.

     The Property. The property securing the Countryside Apartments Loan (the "Countryside Apartments Property") consists of 486 apartment units located in Lanham, Prince George's County, Maryland, 15 miles northeast of Washington DC and 30 miles southeast of Baltimore, Maryland. The Countryside Apartments Property was constructed in 1968 and renovated in 2003-2004. The borrower intends to carry out a planned refurbishment program including new fixtures, appliances and carpet in units as they are vacated, roof replacement, common area renovations and pool renovations. A holdback has been taken to reflect such planned renovations (see "Reserves" below). The property consists of 41 three-story buildings on a 21.35-acre site. The unit mix comprises 114 one-bedroom units, 258 two-bedroom units and 114 three-bedroom units.

     Reserves. At origination, $3,500,000 was deposited into a capital expenditures reserve, to pay for the renovations described above. Additionally, the Countryside Apartments Loan requires monthly deposits in the amount of $10,125 into a replacement reserve. Such monthly reserves will not start to be collected until the start of the fourth year of the loan term.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available and required for similar properties in similar locales.

     Lockbox; Sweep of Excess Cash Flow. A soft lockbox is in place with respect to the Countryside Apartments loan. The borrower may withdraw funds from the account until an event of default has occurred. During an event of default, control of the lockbox account will revert to the lender and funds in the lockbox will be applied to pay real estate taxes and insurance, debt service, the replacement reserve, budgeted cash expenses, and extraordinary expenses. Any excess amounts will be held by the lender as additional collateral for the loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except trade payables and debt incurred in the financing of equipment or other personal property used on the Countryside Apartments Property.

                             COUNTRYSIDE APARTMENTS





























                               [PICTURE OMITTED]

                             COUNTRYSIDE APARTMENTS























                                 [MAP OMITTED]

                    COLUMBUS INTERNATIONAL AIRCENTER II LOAN


-----------------------------------------------------------------
                     LOAN INFORMATION
-----------------------------------------------------------------

                        ORIGINAL              CUT-OFF DATE
                        -----------           -------------

  BALANCE:              $32,500,000           $32,367,390

  % OF POOL BY UPB:     4.49%

  ORIGINATION DATE:     December 16, 2003

  ORIGINATOR:           GACC

  COUPON:               6.150%

  INTEREST ACCRUAL:     Actual/360

  TERM:                 120 months

  AMORTIZATION:         360 months

  OWNERSHIP INTEREST:   Fee Simple

  PAYMENT DATE:         1st of the month

  MATURITY DATE:        January 1, 2014

  SPONSOR:              Jubilee Limited Partnership, a
                        Schottenstein
                        family partnership

  BORROWER:             4300 Venture 6729 LLC

  CALL
  PROTECTION/LOCKOUT:   Defeasance permitted 2 years from
                        the date
                        of securitization with U.S.
                        government
                        securities. Not prepayable until 3
                        months
                        prior to maturity.

  CUT-OFF DATE LOAN
  PSF:                  $28.35

  UP-FRONT
  RESERVES(1):          Taxes: $35,167
                        Rollover: $1,000,000 Letter of
                        Credit

                        Mitchell Aviation: $137,423

                        Chautauqua: $52,839

  ONGOING/SPRINGING
  RESERVES(1):          Reserves for taxes, tenant
                        improvements/leasing commissions,
                        and
                        replacement

  CASH MANAGEMENT(2):   Soft Lockbox

  ADDITIONALSECURED/
  MEZZANINE DEBT:       None permitted

-----------------------------------------------------------------


-----------------------------------------------------------------
                        PROPERTY INFORMATION
-----------------------------------------------------------------
 SINGLE
 ASSET/PORTFOLIO:       Single Asset

 PROPERTY TYPE:         Industrial/Office

 PROPERTY LOCATION:     Columbus, Ohio
 OCCUPANCY:             100%

 OCCUPANCY AS OF
 DATE:                  November 30, 2003

 YEAR BUILT:            1941

 YEAR RENOVATED:        1998-2003

 COLLATERAL:            The collateral consists of three
                        office/warehouse buildings, with a total of 1,141,511 NRSF, which are part of a larger nine-building complex.

 PROPERTY
 MANAGEMENT:            Schottenstein Management Company

 APPRAISED VALUE:       $41,500,000

 APPRAISED VALUE
 DATE:                  October 5, 2003

 CUT-OFF DATE LTV:      77.99%

 BALLOON LTV:           60.95%

 U/W NOI:               $3,720,188

 U/W NCF:               $3,354,535

 ANNUAL DEBT
 SERVICE:               $2,548,656

 U/W NOI DSCR:          1.46x

 U/W NCF DSCR:          1.32x

-----------------------------------------------------------------

(1)   See "Reserves" below.
(2)   See "Lockbox; Sweep of Excess Cash Flow" below.

     The Loan. The seventh largest loan concentration in the mortgage pool consists of a 10-year balloon loan (the "Columbus International Aircenter II Loan"), representing approximately 4.49% of the initial pool balance, with a cut-off date principal balance of $32,367,390 and a maturity date of January 1, 2014, and which provides for monthly payments of principal and interest. The Columbus International Aircenter II Loan is secured by, among other things, an open end mortgage, assignment of rents, security agreement, and fixture filing, encumbering the borrower's fee ownership interest in the Columbus International Aircenter II Property.


     The Borrower. The borrower under the Columbus International Aircenter II Loan, 4300 Venture 6729 LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, sponsored by Jubilee Limited Partnership, a Schottenstein family partnership.


     The Property. The property securing the Columbus International Aircenter II Loan (the "Columbus International Aircenter II Property") consists of three buildings totaling approximately 1,141,511 NRSF located at 4100-4130, 4150-4200, and 4220 East Fifth Avenue, Columbus, Ohio adjacent to the Port Columbus International Airport, and approximately six miles northeast of the Columbus Central Business District. The Columbus International Aircenter II Property was constructed in phases between 1941 and 1954, and substantially renovated by the current owner in 1997. The three buildings are part of a larger nine-building complex, which was completely renovated in 2003. Renovation and soft costs for the nine-building complex totaled $63.38 million (total all-in cost of $78.68 million) and included major exterior and interior work. The buildings are located on separate tax parcels. The three buildings offer office (223,971 SF), warehouse (637,980 SF) and hangar space (279,560 SF) for six tenants. The amenities at the Columbus International Aircenter II Property include approximately 1,797 car parking spaces and approximately 198 (truck) trailer parking spaces.


     Major Tenant Summary. The following table shows certain information regarding the six largest tenants based on annualized underwritten base rent, of the Columbus International Aircenter II Property.


        SIX LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                            % OF TOTAL      ANNUALIZED
                                CREDIT RATING        TENANT      % OF       ANNUALIZED      ANNUALIZED    U/W BASE RENT     LEASE
            TENANT NAME      (FITCH/MOODY'S/S&P)      NRSF       NRSF     U/W BASE RENT   U/W BASE RENT      PER NRSF     EXPIRATION
---------------------------- ------------------- ----------- ----------- --------------- --------------- --------------- -----------
1.  Shonac Corporation .....       NR/NR/NR       $  707,092     61.94%     $2,154,402         42.58%        $ 3.05      12/31/2016

2.  State of Ohio ..........       NR/NR/NR          149,859     13.13       1,504,968         29.75          10.04       6/30/2005

3.  Mitchell Aviation d/b/a
    Million Air ............       NR/NR/NR          121,740     10.66         611,135         12.08           5.02       6/30/2019

4.  Chautauqua Airlines ....       NR/NR/NR           80,160      7.02         411,221          8.13           5.13       2/28/2012

5.  American Eagle Airlines.    CCC+/Caa2/B(1)        77,660      6.80         349,470          6.91           4.50       2/28/2010

6.  Block Investments ......       NR/NR/NR            5,000      0.44          28,150          0.56           5.63       8/31/2006
                                                  ----------    ------      ----------        ------         ------
       TOTALS/AVG.                                $1,141,511     100.0%     $5,059,346         100.0%        $ 4.43
                                                  ==========    ======      ==========        ======         ======

(1)   Ratings of parent company, AMR Corp.

     Lease Expiration. The following table shows the lease expiration schedule for the Columbus International Aircenter II Property:


                           LEASE EXPIRATION SCHEDULE

                                                                            ANNUALIZED     APPROXIMATE %     ANNUALIZED
YEAR ENDING                   EXPIRING        % OF      CUMULATIVE % OF         U/W         OF TOTAL U/W      U/W BASE
DECEMBER 31                     NRSF          NRSF         TOTAL NRSF        BASE RENT       BASE RENT        RENT PSF
-------------------------   ------------   ---------   -----------------   ------------   ---------------   -----------
    2004                             0         0.0%            0.0%         $        0           0.0%         $ 0.00
    2005                       149,859        13.1            13.1           1,504,968          29.7           10.04
    2006                         5,000         0.4            13.6              28,150           0.6            5.63
    2007                             0         0.0            13.6                   0           0.0            0.00
    2008                             0         0.0            13.6                   0           0.0            0.00
    2009                             0         0.0            13.6                   0           0.0            0.00
    2010                        77,660         6.8            20.4             349,470           6.9            4.50
    2011                             0         0.0            20.4                   0           0.0            0.00
    2012                        80,160         7.0            27.4             411,221           8.1            5.13
    2013                             0         0.0            27.4                   0           0.0            0.00
    2014                             0         0.0            27.4                   0           0.0            0.00
    2015                             0         0.0            27.4                   0           0.0            0.00
    2016                       707,092        61.9            89.3           2,154,402          42.6            3.05
    2017 & Thereafter          121,740        10.7           100.0             611,135          12.1            5.02
    Vacant                           0         0.0             0.0%                  0           0.0            0.00
                               -------       -----                          ----------         -----          ------
      TOTALS/AVG.            1,141,511       100.0%          100.0%         $5,059,346         100.0%         $ 4.43
                             =========       =====                          ==========         =====          ======

     Reserves. At origination, the borrower was required to provide the lender with a letter of credit in the amount of $1,000,000 to cover potential tenant improvement and leasing commission costs. In addition, the borrower was required to deposit $35,167 into a tax reserve. The Columbus International Aircenter II Loan requires monthly deposits in the amount of $16,202 into a tenant improvement and leasing commission reserve (subject to a cap of $2,548,656).

     At origination, the borrower was required to maintain a reserve in the amount of $137,423 with lender as additional collateral during Mitchell Aviation's free rent period. Proceeds have been and will continue to be released at the end of each month from January 2004 through August 2004 in equal amounts of $17,178.

     At origination, the borrower was required to maintain a reserve in the amount of $52,839 as additional collateral during Chautauqua's free rent period. Proceeds have been and will continue to be released at the end of each month from January 2004 through July 2004 in equal amounts of $7,549.

  The borrower is required to deposit 1/12 of annual taxes monthly into the tax reserve. The borrower is also required to deposit $14,269 monthly into the replacement reserve (subject to a cap of $342,454).

     Transfer of Equity Interests. The borrower is permitted to transfer its equity interests, so long as such transfer is to and among the Schottenstein family.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available and required for similar properties in similar locales.

     Lockbox; Sweep of Excess Cash Flow. A soft lockbox is in place with respect to the Columbus International Aircenter II Loan. Funds in the lockbox account will be released to the borrower at least daily until the occurrence of a trigger event, which is defined as a loan event of default. After the occurrence of a trigger event, funds in the lockbox account will be used to pay any required reserves, debt service and other amounts due under the Columbus International Aircenter II Loan.

     Additional Debt. None permitted, except trade payables and debt incurred in the financing of equipment or other personal property used on the Columbus International Aircenter II Property, not exceeding 3% of the outstanding amount of the loan.

                      COLUMBUS INTERNATIONAL AIRCENTER II























                               [PICTURES OMITTED]

                      COLUMBUS INTERNATIONAL AIRCENTER II





























                                 [MAP OMITTED]

                            BRIDGEMARKET CENTER LOAN


-----------------------------------------------------------------
                       LOAN INFORMATION
-----------------------------------------------------------------

                             ORIGINAL            CUT-OFF DATE
                             -----------         -------------

  BALANCE:                   $23,350,000         $23,350,000

  % OF POOL BY UPB:          3.24%

  ORIGINATION DATE:          March 26, 2004

  ORIGINATOR:                GACC

  COUPON:                    5.220%

  INTEREST ACCRUAL:          Actual/360

  TERM:                      120 months

  AMORTIZATION:              Monthly Amortization on a 30-year
                             schedule

  OWNERSHIP INTEREST:        Leasehold

  PAYMENT DATE:              1st of the month

  MATURITY DATE:             April 1, 2014

  SPONSOR:                   Sheldon M. Gordon

  BORROWER:                  BridgeMarket Associates, LP

  CALL PROTECTION/LOCKOUT:   Defeasance permitted 2 years from
                             the
                             date of securitization with U.S.
                             government securities. Not
                             prepayable
                             until 3 months prior to maturity.

  CUT-OFF DATE LOAN PSF:     $238.67

  UP-FRONT RESERVES(1):      Insurance:               $81,173

                             Rollover:               $350,000

                             Repair:                   $1,250

  ONGOING/SPRINGING
  RESERVES(1):               Reserves for insurance, tenant
                             improvements/leasing commissions,
                             and replacement

  CASH MANAGEMENT:           None
  ADDITIONAL SECURED/

  MEZZANINE DEBT:            None permitted

-----------------------------------------------------------------


-----------------------------------------------------------------
                       PROPERTY INFORMATION
-----------------------------------------------------------------

 SINGLE
 ASSET/PORTFOLIO:       Single Asset

 PROPERTY TYPE:         Anchored Retail

 PROPERTY LOCATION:     New York, New York

 OCCUPANCY:             100%
 OCCUPANCY AS OF
 DATE:                  September 1, 2003

 YEAR BUILT:            1999

 YEAR RENOVATED:        NAP

 COLLATERAL:            The collateral consists of two 2-story
                        retail buildings, one of which is a
                        New York City historic landmark, which
                        together total 97,835 NRSF and which
                        share an open-air public plaza.

 PROPERTY
 MANAGEMENT:            Capital Properties NY LLC

 APPRAISED VALUE:       $30,000,000

 APPRAISED VALUE
 DATE:                  September 12, 2003

 CUT-OFF DATE LTV:      77.83%

 BALLOON LTV:           64.44%

 U/W NOI:               $2,171,693

 U/W NCF:               $2,103,208

 ANNUAL DEBT
 SERVICE:               $1,542,072

 U/W NOI DSCR:          1.41x

 U/W NCF DSCR:          1.36x

-----------------------------------------------------------------

(1)   See "Reserves" below.

     The Loan. The eighth largest loan concentration in the mortgage pool consists of a 10-year balloon loan (the "BridgeMarket Center Loan"), representing approximately 3.24% of the initial pool balance, with a cut-off date principal balance of $23,350,000, and a maturity date of April 1, 2014, and which provides for monthly payments of principal and interest. The BridgeMarket Center Loan is secured by, among other things, a leasehold mortgage, assignment of rents, security agreement, and fixture filing, encumbering the borrower's leasehold interest in the BridgeMarket Center Property.


     The Borrower. The borrower under the BridgeMarket Center Loan, BridgeMarket Associates, L.P., is a New York limited partnership that is a special purpose, bankruptcy remote entity, sponsored by Sheldon M. Gordon.


     The Property. The property securing the BridgeMarket Center Loan (the "BridgeMarket Center Property") consists of two buildings totaling approximately 97,835 NRSF located between East 59th and East 60th Streets on First Avenue, near the Queensboro/59th Street Bridge entrance/exit ramp, in New York City. The BridgeMarket Center Property consists of one historic landmark building, which was redeveloped in 1999, and a second building constructed in 1999. Both buildings consist of two levels, one at street-level and one below-grade.


     Major Tenant Summary. The following table shows certain information regarding the three largest tenants based on annualized underwritten base rent, of the BridgeMarket Center Property.



    THREE LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                  CREDIT RATING                                         % OF TOTAL      ANNUALIZED
                                 (FITCH/MOODY'S   TENANT     % OF       ANNUALIZED      ANNUALIZED    U/W BASE RENT      LEASE
             TENANT NAME              /S&P)        NRSF      NRSF     U/W BASE RENT   U/W BASE RENT      PER NRSF      EXPIRATION
------------------------------- ---------------- -------- ---------- --------------- --------------- --------------- -------------

1. A&P Food Emporium ..........    NR/B3/B(1)    35,267       36.0%     $1,618,839         52.4%        $  45.90       3/31/2020

2. Conran Shop (Manhattan) Inc         NR        35,750       36.5         887,600         28.7            24.83      12/31/2014

3. Guastavino's Inc ...........        NR        26,818       27.4         583,000         18.9            21.74       1/31/2015
                                                 ------      -----      ----------        -----
                   TOTAL/AVG.                    97,835      100.0%     $3,089,439        100.0%        $  35.29
                                                 ======      =====      ==========        =====         ========

(1)   Ratings of parent company, Great Atlantic & Pacific Tea Co.

     Lease Expiration. The following table shows the lease expiration schedule for the BridgeMarket Center Property:



                                          LEASE EXPIRATION SCHEDULE(1)
                                                                                   APPROXIMATE %    ANNUALIZED
YEAR ENDING                              % OF    CUMULATIVE % OF     ANNUALIZED     OF TOTAL U/W   U/W BASE RENT
DECEMBER 31            EXPIRING NRSF     NRSF       TOTAL NRSF     U/W BASE RENT     BASE RENT          PSF
--------------------- --------------- --------- ----------------- --------------- --------------- --------------
   2004                         0         0.0%          0.0%         $        0          0.0%        $  0.00
   2005                         0         0.0           0.0                   0          0.0            0.00
   2006                         0         0.0           0.0                   0          0.0            0.00
   2007                         0         0.0           0.0                   0          0.0            0.00
   2008                         0         0.0           0.0                   0          0.0            0.00
   2009                         0         0.0           0.0                   0          0.0            0.00
   2010                         0         0.0           0.0                   0          0.0            0.00
   2011                         0         0.0           0.0                   0          0.0            0.00
   2012                         0         0.0           0.0                   0          0.0            0.00
   2013                         0         0.0           0.0                   0          0.0            0.00
   2014                    35,750        36.5          36.5             887,600         28.7           24.83
   2015                    26,818        27.4          64.0             583,000         18.9           21.74
   2016                         0         0.0          64.0                   0          0.0            0.00
   2017 &Thereafter        35,267        36.0         100.0           1,618,839         52.4           45.90
   Vacant                       0         0.0         100.0%                  0          0.0            0.00
                           ------       -----                        ----------        -----
          TOTALS/AVG.      97,835       100.0%                       $3,089,439        100.0%        $ 35.29
                           ======       =====                        ==========        =====         =======

(1)   Annualized Underwriten Base Rent excludes vacant space

     Reserves. At origination, the borrower was required to make an initial deposit into a rollover reserve in the amount of $350,000. In addition, the borrower was required to make an initial deposit into an insurance reserve in the amount of $81,173. Monthly deposits in the amount of $4,077 into the rollover reserve account are required, subject to a cap of $350,000, as reduced by certain permitted reductions. The borrower is required to deposit 1/12 of annual insurance premiums monthly into an insurance reserve. The borrower is also required to deposit $1,631 monthly into a replacement reserve.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available and required for similar properties in similar locales.

     Additional Debt. None permitted, except for unsecured loans from a partner of the borrower to the borrower that are subordinate to the BridgeMarket Center Loan, and trade payables and debt incurred in the financing of equipment or other personal property used on the BridgeMarket Center Property, not exceeding 3% of the outstanding amount of the loan.

                              BRIDGEMARKET CENTER






















                              [PICTURES OMITTED]

                              BRIDGEMARKET CENTER




















                                 [MAP OMITTED]

                        PARADISE PARK MODEL RESORT LOAN


-----------------------------------------------------------------
                      LOAN INFORMATION
-----------------------------------------------------------------

                          ORIGINAL             CUT-OFF DATE
                          -----------          -------------

  BALANCE:                $20,000,000          $19,980,977

  % OF POOL BY UPB:       2.77%

  ORIGINATION DATE:       February 3, 2004

  ORIGINATOR:             GMACCM

  COUPON:                 5.460%

  INTEREST ACCRUAL:       Actual/360

  TERM:                   60 months

  AMORTIZATION:           360 months

  OWNERSHIP INTEREST:     Fee Simple

  PAYMENT DATE:           1st of the month

  MATURITY DATE:          March 1, 2009

  SPONSOR:                Manufactured Home Communities, Inc.

  BORROWER:               MHC Paradise RV Resort, L.L.C.

  CALL
  PROTECTION/LOCKOUT:     Defeasance permitted 2 years from
                          the date of the securitization with
                          U.S. government securities. Not
                          prepayable until 3 months prior to
                          maturity date.

  CUT-OFF DATE LOAN
  PER PAD:                $21,032.61

  UP-FRONT RESERVES(1):   None.

  ONGOING/SPRINGING
  RESERVES(1):            Taxes, insurance, replacement
                          reserve
                          and debt service.

  CASH MANAGEMENT:        None
  ADDITIONAL SECURED/

  MEZZANINE DEBT:         None

-----------------------------------------------------------------


-----------------------------------------------------------------
                       PROPERTY INFORMATION
-----------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset

 PROPERTY TYPE:              Manufactured Housing Community

 PROPERTY LOCATION:          Peoria, Arizona

 OCCUPANCY:                  97%

 OCCUPANCY AS OF DATE:       December 31, 2003

 YEAR BUILT:                 1985

 YEAR RENOVATED:             NAP

 COLLATERAL:                 Manufactured housing community
                             with 950 pad sites on 80.31 acre
                             parcel of land.

 PROPERTY MANAGEMENT:        MHC Operating Limited Partnership,
                             an affiliate of the borrower

 APPRAISED VALUE:            $25,000,000

 APPRAISED VALUE DATE:       January 15, 2004

 CUT-OFF DATE LTV:           79.92%

 BALLOON LTV:                74.28%

 U/W NOI:                    $1,731,507

 U/W NCF:                    $1,693,507

 ANNUAL DEBT SERVICE:        $1,356,677

 U/W NOI DSCR:               1.28x

 U/W NCF DSCR:               1.25x

-----------------------------------------------------------------

(1)   See "Reserves" below.

     The Loan. The ninth largest loan concentration in the mortgage pool consists of a 5-year balloon loan (the "Paradise Park Model Resort Loan"), representing approximately 2.77% of the initial pool balance, with a cut-off date principal balance of $19,980,977 and a maturity date of March 1, 2009, and which provides for monthly payments of principal and interest. The Paradise Park Model Resort Loan is secured by, among other things a mortgage, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Paradise Park Model Resort Property.

     The Borrower. The borrower under the Paradise Park Model Resort Loan, MHC Paradise RV Resort, L.L.C., is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Manufactured Home Communities, Inc.

     The Property. The property securing the Paradise Park Model Resort Loan (the "Paradise Park Model Resort Property") consists of an 80.31 acre parcel of land improved by 830 pad sites utilized for single-wide, manufactured homes and 120 pad sites utilized for recreational vehicle rentals located in Peoria, Arizona. The Paradise Park Model Resort Property also includes nine recreational buildings, recreational areas and associated roadways, and was constructed in 1985.

     Reserves. The borrower is not required to make monthly deposits to a tax and insurance reserve unless an event of default exists under the Paradise Park Model Resort Loan documents or the borrower has failed to deliver to the lender evidence prior to the applicable delinquency date or due date, that the real estate taxes and property insurance premiums have been paid in full. The borrower's obligation to make monthly deposits of $3,167 to a replacement reserve has also been suspended, provided that no event of default has occurred under the Paradise Park Model Resort Loan documents and the borrower maintains the property in accordance with industry standards, subject to lender's satisfaction based on periodic inspections. In the event the net worth or liquidity of the sponsor fall below certain minimum thresholds set forth in the loan documents, the lender is authorized to implement a seasonal debt service reserve into which the borrower will be required to deposit all prepaid rents with respect to the Paradise Park Model Resort Loan.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance. Such all risk insurance must insure against loss or damage resulting from acts of terrorism only so long as the premium for such policy including coverage for acts of terrorism is not greater than the premium for such policy excluding coverage for acts of terrorism. Terrorism insurance coverage with respect to the Paradise Park Model Resort Property is not currently in place.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except unsecured trade payables and debt incurred in the ordinary course of owning and operating the Paradise Park Model Resort Property.

                           PARADISE PARK MODEL RESORT
























                               [PICTURES OMITTED]

                           PARADISE PARK MODEL RESORT

























                                 [MAP OMITTED]

                           WYNDHAM VALLEY FORGE LOAN


-----------------------------------------------------------------
                       LOAN INFORMATION
-----------------------------------------------------------------

                             ORIGINAL             CUT-OFF DATE
                             -----------          -------------

  BALANCE:                   $19,800,000          $19,630,275

  % OF POOL BY UPB:          2.72%

  ORIGINATION DATE:          August 8, 2003

  ORIGINATOR:                GMACCM

  COUPON:                    6.750%

  INTEREST ACCRUAL:          Actual/360

  TERM:                      120 months

  AMORTIZATION:              300 months

  OWNERSHIP INTEREST:        Fee Simple

  PAYMENT DATE:              1st of the month

  MATURITY DATE:             September 1, 2013

  SPONSOR:                   Richard Ireland and Brian McElwee

  BORROWER:                  888 Chesterbrook, L.P.

  CALL PROTECTION/LOCKOUT:   Defeasance permitted 3 years from
                             the date of the securitization with
                             U.S. government securities. Not
                             prepayable until 1 month prior to
                             maturity date.

  CUT-OFF DATE LOAN PER
  ROOM:                      $85,721.72

  UP-FRONT RESERVES(1):      Taxes: $34,053

                             Insurance: $52,870

                             Replacement: $1,000

  ONGOING/SPRINGING
  RESERVES(1):               Taxes, insurance and replacement

  CASH MANAGEMENT(2):        Soft Lockbox

  ADDITIONAL
  SECURED/MEZZANINE
  DEBT:                      None permitted

-----------------------------------------------------------------


-----------------------------------------------------------------
                      PROPERTY INFORMATION
-----------------------------------------------------------------

 SINGLE
 ASSET/PORTFOLIO:       Single Asset

 PROPERTY TYPE:         Hospitality

 PROPERTY LOCATION:     Wayne, Pennsylvania

 OCCUPANCY:             69%

 OCCUPANCY AS OF
 DATE:                  June 30, 2003

 YEAR BUILT:            1985

 YEAR RENOVATED:        2001

 COLLATERAL:            The collateral consists of a 5-story,
                        229-room full service hotel, totaling
                        215,000 NRSF space located on a
                        11.3 acre parcel of land.

 PROPERTY
 MANAGEMENT:            Valley Forge Investment Corporation

 APPRAISED VALUE:       $28,500,000

 APPRAISED VALUE
 DATE:                  June 1, 2003

 CUT-OFF DATE LTV:      68.88%

 BALLOON LTV:           55.4%

 U/W NOI:               $2,921,378

 U/W NCF:               $2,444,180

 ANNUAL DEBT
 SERVICE:               $1,641,606

 U/W NOI DSCR:          1.78x

 U/W NCF DSCR:          1.49x

-----------------------------------------------------------------

(1)   See "Reserves" below.
(2)   See "Lockbox; Sweep of Excess Cash Flow" below.

     The Loan. The tenth largest loan concentration in the mortgage pool consists of a 10-year balloon loan (the "Wyndham Valley Forge Loan"), representing approximately 2.72% of the initial pool balance, with a cut-off date principal balance of $19,630,275 and a maturity date of September 1, 2013, and which provides for monthly payments of principal and interest. The Wyndham Valley Forge Loan is secured by, among other things a mortgage, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Wyndham Valley Forge Property.

     The Borrower and the Operator. The borrower under the Wyndham Valley Forge Loan, 888 Chesterbrook, L.P., is a Delaware limited partnership that is a special purpose, bankruptcy remote entity sponsored by Brian McElwee and Richard Ireland. The borrower has leased the Wyndham Valley Forge Property to Chesterbrook Hotel Company LLC (the "Wyndham Valley Forge Operator"), pursuant to an operating lease (the "Operating Lease") which the borrower has pledged and assigned to the lender to secure its obligations under the Wyndham Valley Forge Loan.

     The Property. The property securing the Wyndham Valley Forge Loan (the "Wyndham Valley Forge Property") consists of a 11.3 acre parcel of land improved by a five-story, 229-room full service hotel with approximately 215,000 NRSF of space located in Wayne, Pennsylvania. The Wyndham Valley Forge Property was constructed in 1985 and renovated in 2001.

     Franchise Agreement. The Wyndham Valley Forge Operator has entered into a franchise agreement with WHC Franchise Corporation (the "Franchisor") with respect to the Wyndham Valley Forge Property (the "Franchise Agreement"). The Franchise Agreement has an initial term of twenty years and is subject to a ten year renewal option. Under the Franchise Agreement, the Wyndham Valley Forge Operator has been granted the right to operate the Wyndham Valley Forge Property as a Wyndham hotel in return for payment of an initial franchise fee and monthly franchise fees based on room revenues. The Franchisor retains the right to approve certain actions of the Wyndham Valley Forge Operator with respect to the Wyndham Valley Forge Property, including its entry into any leases or management agreements relating to the Wyndham Valley Forge Property, and certain transfers by the Wyndham Valley Forge Operator of its interests in the Franchise Agreement. A termination fee equal to thirty-six (36) months of monthly franchise fees is payable to the Franchisor if the Franchise Agreement is terminated as a result of a default by the Wyndham Valley Forge Operator.

  Reserves. At origination, the borrower was required to make an initial deposit into an impound account for payment of real estate taxes and insurance premiums in the amount of $86,923. The Wyndham Valley Forge Loan requires monthly deposits into this account in an amount equal to 1/12th of the estimated annual taxes and insurance premiums. At origination, the borrower was also required to deposit $1000 into a replacement reserve account for payment of certain non-recurring costs. From October 2003 through April 2004 the borrower is required to make monthly deposits of $40,000 into this replacement reserve account. Commencing in May 2004 and in each month thereafter, the borrower is required to make monthly deposits into this replacement reserve account equal to 1/12th of 5% of gross revenues from the Wyndham Valley Forge Property during the immediately preceding calendar year.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance with no exclusion or exception for terrorism or acts of terrorism.

     Lockbox; Sweep of Excess Cash Flow. A soft lockbox is in place with respect to the Wyndham Valley Forge Loan. The borrower will cause all income, revenues and receipts from the Wyndham Valley Forge Property to be deposited into the lockbox account. The borrower will be entitled to withdraw funds from the lockbox at its own discretion until an event of default has occurred under the loan documents. Control of the lockbox account will revert to the lender upon the occurrence of an event of default under the Wyndham Valley Forge Loan documents and funds in the lockbox will be applied as directed by the lender to pay operating costs of the Wyndham Valley Forge Property, principal and interest due under the Wyndham Valley Forge Loan, deposits to the tax and insurance reserve account under the loan documents, costs, expenses and advances of the lender in enforcing its rights under the Wyndham Valley Forge Loan and any deposits to the replacement reserve account or other reserves established under the loan documents, with any excess funds to be remitted to the borrower.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, other than unsecured trade and operational debt incurred in the ordinary course of business.

                              WYNDHAM VALLEY FORGE





























                               [PICTURES OMITTED]

                              WYNDHAM VALLEY FORGE

































                                 [MAP OMITTED]